UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7606
                                                     ---------------------

                Nuveen Connecticut Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31st
                                           ------------------

                  Date of reporting period: May 31st
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    Nuveen
                      Municipal Closed-End
                           Exchange-Traded
                                     Funds

ANNUAL REPORT May 31, 2003


CONNECTICUT
NTC
NFC
NGK
NGO

MASSACHUSETTS
NMT
NMB
NGX

MISSOURI
NOM

Photo of: 2 woman with graduation cap.
Photo of: man and child working on computer.

                               DEPENDABLE,
                           TAX-FREE INCOME
                                   BECAUSE
                   IT'S NOT WHAT YOU EARN,
                      IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
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           ELECTRONICALLY

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WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR
MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
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IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

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2    Refer to the address sheet that accompanied this report. Enter the personal
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IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

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2    Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click
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5    Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A
WELL-BALANCED PORTFOLIO..... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR
LONG-TERM FINANCIAL GOALS."

Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with monthly tax-free income and an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NTC, NFC, NGK, NGO, NMT, NMB, NGX, NOM)

Portfolio Managers'
               COMMENTS

Portfolio managers Paul Brennan, Tom O'Shaughnessy and Rick Huber review economic and market conditions, key investment strategies and the recent performance of the Funds. With 12 years of investment experience, Paul has managed NTC since 1999, NFC since its inception in 2001, NGK and NGO since their inceptions in 2002, and NMT and NMB since January 2003. Tom, a 20-year veteran of Nuveen, assumed portfolio management responsibility for NGX at its inception in November 2002. Rick, who has 18 years of investment experience, took over management responsibilities for NOM in January 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH PERIOD ENDED MAY 31, 2003?
The underlying economic and market conditions remained similar to those we discussed in our last shareholder report dated November 30, 2002. We believe the most influential factors affecting the performance of the U.S. economy and the municipal market continued to be the sluggish pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical concerns, centering on the threat of terrorism and the Iraqi situation, also had an impact during this reporting period.

In the municipal market, the slow economic recovery and the continued lack of inflationary pressures during the reporting period created conditions that helped many bonds, and especially higher-rated bonds, perform well. Following a record $357 billion of new supply in calendar year 2002, municipal issuance nationwide remained strong during the first five months of 2003, with $145.6 billion in new municipal securities, up 14% over the same period in 2002. Much of this increase in supply reflects issuance intended to address fiscal problems facing states and localities as the result of slow economic growth, rising costs (especially for healthcare and pensions) and sharp declines in tax collections. Given the relatively low interest rate environment, many states and local governments have turned to borrowing in order to close budget gaps, fund needed capital projects and free up cash for operating purposes.

The heavy supply of municipal bonds was met with evidence of continued strong demand over most of this reporting period, as the record issuance was absorbed without a significant decline in prices. Both individual and institutional investors were active buyers.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT AND MASSACHUSETTS? Despite weak employment trends and a heavy debt load, Connecticut remained a high-wealth state with a diverse economy. Although we saw some growth in the biopharmaceutical industry, the main drivers of the state's economy--financial services, insurance and manufacturing--remained weak, with continued layoffs and job losses. Even with a contraction in the labor force, unemployment continued to climb, reaching 4.9% in May 2003, up from 4.2% in May 2002 but still well below the current national average of 6.1%. Connecticut continued to experience budgetary pressures due mainly to a steep drop in tax collections. In February 2003, the state exhausted its reserves and used a number of one-time resources to close an $817 million gap in the fiscal 2002 budget. That left Connecticut with few means to resolve the state's $1 billion deficit for fiscal 2003, with a larger shortfall ($2 billion) forecast for fiscal 2004. Currently, plans call for the state to cut its aid to local municipalities and transfer a portion of the deficit to local governments that rely on state revenues to balance their own budgets. During the first five months of 2003, Connecticut borrowers issued $2.3 billion in new municipal bonds, up 16% over the same period in 2002. As a result of these fiscal problems, state-issued GOs were rated Aa2/AA, with a negative outlook, by both Moody's and Standard & Poor's as of the end of the reporting period.

Like Connecticut, Massachusetts grappled with budgetary stress resulting from decreased tax revenues, aggravated by the cut in personal income taxes approved by voters in 2000. The commonwealth addressed the $2.3 billion shortfall in the fiscal 2003 budget by cutting expenditures, drawing down on its rainy day fund, freezing a scheduled tax cut and reinstating taxes on capital gains. The commonwealth's primary growth drivers remained healthcare, education, financial services and technology. Although the manufacturing sector continued to shed jobs, area defense contractors were benefiting from increased federal spending. Massachusetts' debt burden is among the highest in the nation, largely as the result of borrowing in connection with the $14.6 billion Central Artery/ Ted Williams Tunnel (Big Dig), which partially opened in early 2003 and is now scheduled for completion in May 2005. During the first five months of 2003, Massachusetts borrowers issued $5.2 billion in municipal bonds, a 16.1% increase over the same period during 2002. As of May 31, 2003, Moody's rated the commonwealth Aa2 with a negative outlook, while S&P's rating was AA- with a stable outlook.

WHAT ABOUT MISSOURI?
The Missouri economy remained weak, with job losses across its diverse industry base, including construction, wholesale trade, transportation, communications, utilities and the particularly hard-hit manufacturing sector. Job growth is expected to remain weak, largely as the result of the state's high exposure to old-line manufacturing such as automobiles. While Kansas City has become an attractive center for transportation, communications and technology, the St. Louis economy continued to perform poorly. In our opinion, Missouri's financial operations were well managed, and the state continued to maintain adequate financial flexibility, along with good reserve positions and relatively low debt levels. Although tax revenues remained soft, the state has been able to build reserve levels following a series of deep budget cuts. Municipal issuance in the state for the first five months of 2003 topped $2.2 billion, up 51% over the same period last year, and at the end of this reporting period both Moody's and Standard & Poor's retained their Missouri credit ratings of Aaa/AAA, respectively.

HOW DID THE FUNDS PERFORM OVER THE TWELVE MONTHS ENDED MAY 31, 2003? Individual results for these Funds, as well as for selected benchmarks, are presented in the accompanying table.

                                  TOTAL RETURN          LEHMAN          LIPPER
            MARKET YIELD                ON NAV   TOTAL RETURN1        AVERAGE2
------------------------------------------------------------------------------
                                        1 YEAR          1 YEAR          1 YEAR
                     TAXABLE-            ENDED           ENDED           ENDED
       5/31/03    EQUIVALENT3          5/31/03         5/31/03         5/31/03
------------------------------------------------------------------------------
NTC      5.15%          7.52%           14.08%          10.36%          15.88%
------------------------------------------------------------------------------
NFC      5.14%          7.50%           15.38%          10.36%          15.88%
------------------------------------------------------------------------------
NGK      5.24%          7.65%           18.77%          10.36%          15.88%
------------------------------------------------------------------------------
NGO      5.17%          7.55%               NA              --              --
------------------------------------------------------------------------------
NMT      5.25%          7.72%           12.02%          10.36%          15.88%
------------------------------------------------------------------------------
NMB      5.33%          7.84%           19.74%          10.36%          15.88%
------------------------------------------------------------------------------
NGX      5.48%          8.06%               NA              --              --
------------------------------------------------------------------------------
NOM      5.16%          7.64%           13.75%          10.36%          15.88%
------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the 36 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends. It should be noted that the performance of the Lipper Other States category represents the overall average of annual returns for funds from 10 different states with a wide variety of economic and municipal market conditions and investment guidelines, making direct comparisons less applicable.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 28% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Connecticut 31.5%, Massachusetts 32%, and Missouri 32.5%.

For the twelve months ended May 31, 2003, all of the Funds in this report with at least one year of performance history outperformed the national, unleveraged Lehman Brothers Municipal Bond Index. Their performances were mixed when with compared with the Lipper Other States Municipal Debt Funds category. While these Lipper comparisons carry some value, we believe they have limited usefulness because the Lipper average includes the results of funds from ten difference states, each with its own unique conditions and circumstances.

The performance of these Funds benefited when compared with the results of the Lehman Index from their use of leverage, a strategy that can provide the opportunity for additional income for common shareholders. Most of the Funds also were helped by their relatively long durations.4 During periods of declining interest rates, such as we experienced over most of the twelve-month reporting period, longer duration investments generally would be expected to outperform shorter duration investments, assuming all other factors were equal. As of May 31, 2003, the durations of these Funds, with the exception of NTC, ranged from 8.00 to 12.29, compared with 7.80 for the Lehman index. (Please see the individual Performance Overview pages for individual Fund durations.)

In addition to leverage and duration, the relative performances of these Nuveen Funds were influenced by factors including call exposure, portfolio trading activity and the price movement of specific sectors and holdings. For example, as of May 31, 2003, NMT held 11% of its portfolio in multifamily housing bonds, down from 20% at the end of November 2002 but still the largest allocation to this sector among these eight Funds. NGX and NOM each held smaller positions in this sector (8% and 7%, respectively). For the twelve months ended May 31, 2003, the housing sector was one of the poorer performing municipal market sectors, as measured by Lehman. This was largely due to the fact that the decline in interest rates led to dramatic growth in mortgage refinancings and increased the rate of prepayments, which adversely affected both the prices and yields of housing bonds.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?
As noted earlier, with short-term interest rates at historically low levels, the dividend-payment capabilities of these Funds benefited from their use of leverage. The amount of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. Low short-term rates can enable the Funds to reduce the amount of income paid to MuniPreferred shareholders, which potentially can leave more earnings to support common share dividends.

During the twelve months ended May 31, 2003, the continued low level of short-term interest rates enabled us to implement two dividend increases in NTC and NMT and one increase in NOM. As of May 2003, NFC and NMB had paid dependable, attractive dividends for 27 consecutive months, while NGK had offered shareholders steady dividends for 13 consecutive months. NGO and NGX, which were introduced in September and November 2002, respectively, declared their first monthly distributions in November 2002 and January 2003.

Over the course of this reporting period, strong demand and favorable market conditions helped to boost the share prices and net asset values of


4 Duration is a measure of a fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the fund. References to duration in this commentary are intended to indicate fund duration unless otherwise noted.

these Funds. As of May 31, 2003, NTC, NFC, NMT, NMB, NGX and NOM were trading at premiums to their common share NAVs, while NGO was trading at virtually the same level as its NAV. Over the period, the NAV of NGK appreciated more rapidly than its share price, and this Fund moved from trading at a premium to a discount (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED MAY 31, 2003?
Over this twelve-month reporting period, we continued to place strong emphasis on diversifying the portfolios, enhancing call protection and improving dividend-paying capabilities. Strategically, our main focus centered on systematically shortening the Funds' durations, which we believed would enhance our ability to control the Funds' interest rate risk and produce more consistent returns over time. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater its interest rate risk.

In line with our duration strategy as well as the recent steepness of the municipal yield curve, we concentrated on finding value in the intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years), particularly in the newer Funds with longer durations. In many cases, bonds in this part of the curve were offering yields similar to those of longer-term bonds but, in our opinion, had less inherent interest rate risk.

In the older Funds--NTC, NMT, and NOM--larger holdings of bonds priced to near-term call dates, rather than to their maturities, also served to shorten the Funds' durations.

In general, the relatively heavy municipal bond issuance in these states created increased purchase opportunities. We looked for individual issues that we believed would perform well regardless of the future direction of interest rates. In Connecticut, which is in the midst of a major capital improvement program for its state university system, many of the new bonds were either state-issued debt or education bonds, and we took advantage of attractively priced offerings in both sectors. Over this reporting period, the Massachusetts municipal market saw unusually heavy issuance of general obligation debt, including nearly $1 billion in February 2003. As in Connecticut, this increased issuance presented some value investing opportunities. Each of the Connecticut and Massachusetts Funds remained heavily weighted in education bonds, while the Massachusetts Funds and NOM also had large exposures to healthcare. Education and healthcare were among the top performing Lehman revenue sectors over this reporting period.

Each of the Connecticut Funds also has invested a small portion (less than 5%) of its portfolio in bonds backed by the 1998 master tobacco settlement agreement. In recent months, the prices of these bonds weakened as the result of lawsuits involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over this reporting period, tobacco-backed bonds have rebounded somewhat following the April payment by the Altria Group of $2.6 billion to the 46 states covered by the agreement, as well as by a number of recent legal developments favorable to the tobacco companies. As of the end of the reporting period, our strategy was to maintain our tobacco holdings while we continued to regularly evaluate the situation.

In November 2002, we introduced the Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX), which was fully invested by the end of the reporting period. As mentioned earlier, the Fund began declaring regular monthly dividends in January 2003. Although 92% of NGX's portfolio is currently invested in insured or AAA rated bonds, this Fund can invest up to 20% in uninsured investment-grade (rated BBB or higher or unrated but judged to be of equivalent quality) securities, with the goal of enhancing the Fund's dividend-paying capabilities. In addition, NGX cannot hold any bond whose income is subject to the federal alternative minimum tax (AMT). Over the past few months, we have been replacing the Puerto Rico bonds that were purchased during the initial investment phase last fall with Massachusetts-issued bonds. As of May 31, 2003, approximately 9% of NGX's portfolio was invested in Puerto Rico securities, a level that is fairly typical for a new Nuveen state municipal bond fund. We expect to continue to reduce this percentage through additional purchases of Massachusetts bonds as attractive opportunities arise.

Given the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a vital requirement. As of May 31, 2003, each of the non-insured Funds offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 76% to 88%. As mentioned in the previous paragraph, the insured NGX holds 92% of its portfolio in AAA rated bonds and another 5% in bonds rated AA. In general, our weightings in insured and AAA bonds benefited the performance of these Funds during the past year.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?
We continue to believe the U.S. economy is slowly headed for a recovery, but one that may take longer and be less robust than some originally anticipated. As a result, we think that inflation and interest rates should remain relatively low over the near term.

However, the threat of an eventual rise in interest rates remains, and we intend to keep a careful watch on the Funds' durations and holdings to modulate interest rate risk if and when rates do reverse course.

Given the budget situations in these three states, as well as their continued need for spending on infrastructure, education, and healthcare, we expect to see continued good levels of issuance. Recently, anticipation of changes to the national tax code led some to wonder about the new law's potential impact on tax-exempt investments. The final version of the 2003 tax relief law reduced, but did not eliminate, taxes on corporate dividends, and, as a result, we do not expect to see any significant impact on the demand or pricing for tax-exempt municipal bonds.

Looking at bond call exposure, the five newer Funds currently offer good levels of call protection, with call exposure ranging from zero to 3% during the remainder of 2003 and through 2004. The older Funds--NTC, NMT and, to a lesser degree, NOM -- all mark their ten-year anniversaries in 2003 and have entered that part of their life cycles typically associated with an increase in bond calls. Over the recently completed reporting period, we worked to mitigate this call risk and improve the positions of these three Funds. As of May 31, 2003, the percentage of bonds eligible for calls during 2003 and 2004 was 15% in NTC and 19% in NMT, down from 18% and 26%, respectively, six months ago. In NOM, the Fund's current level of call protection--2% during 2003 and 2004--allowed us to focus on moving some calls scheduled for 2005 out to 2009-2011. The number of actual calls over the coming months will depend largely on market interest rates.

In coming months, we plan to continue to closely monitor the budgetary situations in all three states for any potential impact on credit ratings or local governments as well as any spillover effect of Medicaid/Medicare issues into the hospital sector. In NGX specifically, we plan to work on reducing the Fund's high weighting in general obligation bonds and enhancing this Fund's diversification. In NOM, because Missouri remains a very high quality issuer, we plan to continue searching for opportunities to add bonds with lower investment-grade quality ratings, which are in short supply in this state.

We believe that these Nuveen Funds can continue to serve as attractive sources of tax-free income, as well as offer considerable portfolio diversification potential. We remain convinced that these Funds are quality investments that can continue to benefit shareholders as part of a well-balanced core investment portfolio.

Nuveen Connecticut Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2003



NTC


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 71%
AA                                  16%
A                                    4%
BBB                                  8%
NR                                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $17.14
--------------------------------------------------
Common Share Net Asset Value                $15.56
--------------------------------------------------
Market Yield                                 5.15%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.15%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.52%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $82,492
--------------------------------------------------
Average Effective Maturity (Years)           18.99
--------------------------------------------------
Leverage-Adjusted Duration                    7.60
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/20/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.63%        14.08%
--------------------------------------------------
5-Year                         7.55%         7.50%
--------------------------------------------------
10-Year                        6.85%         6.95%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              22%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                                 0.071
Jul                                 0.071
Aug                                 0.071
Sep                                 0.072
Oct                                 0.072
Nov                                 0.072
Dec                                 0.072
Jan                                 0.072
Feb                                 0.072
Mar                                 0.0735
Apr                                 0.0735
May                                 0.0735


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              16.45
                                    16.52
                                    16.78
                                    16.7
                                    17.56
                                    16.7
                                    17.1
                                    16.7
                                    16.6
                                    17.05
                                    16.95
                                    16.46
                                    16.25
                                    16.31
                                    16.65
                                    16.4
                                    16.56
                                    16.75
                                    16.47
                                    16.15
                                    15.85
                                    15.73
                                    16.12
                                    16.19
                                    16
                                    16.1
                                    16.1
                                    16.14
                                    16.25
                                    16.2
                                    16.7
                                    16.56
                                    16.52
                                    16.48
                                    16.6
                                    16.85
                                    16.56
                                    16.63
                                    16.4
                                    16.27
                                    16.55
                                    16.65
                                    16.51
                                    16.45
                                    16.7
                                    16.36
                                    16.37
                                    16.7
                                    16.85
5/31/03                             17.14


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0127 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2003


NFC



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 55%
AA                                  21%
A                                    9%
BBB                                 14%
NR                                   1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.35
--------------------------------------------------
Common Share Net Asset Value                $15.53
--------------------------------------------------
Market Yield                                 5.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.50%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $39,625
--------------------------------------------------
Average Effective Maturity (Years)           20.63
--------------------------------------------------
Leverage-Adjusted Duration                    9.36
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/26/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.19%        15.38%
--------------------------------------------------
Since Inception                9.28%         9.45%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Education and Civic Organizations              20%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                                 0.07
Jul                                 0.07
Aug                                 0.07
Sep                                 0.07
Oct                                 0.07
Nov                                 0.07
Dec                                 0.07
Jan                                 0.07
Feb                                 0.07
Mar                                 0.07
Apr                                 0.07
May                                 0.07


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              15.77
                                    16
                                    16.08
                                    16.05
                                    16
                                    16.41
                                    16.25
                                    15.58
                                    15.82
                                    15.83
                                    16
                                    16.05
                                    15.54
                                    15.6
                                    15.74
                                    15.6
                                    15.7
                                    16
                                    16.1
                                    15.6
                                    15.5
                                    15.51
                                    15.8
                                    15.85
                                    14.93
                                    14.99
                                    15.05
                                    15
                                    15.45
                                    15.7
                                    15.6
                                    15.95
                                    15.76
                                    15.65
                                    15.94
                                    16.1
                                    15.8
                                    15.7
                                    15.69
                                    15.65
                                    15.8
                                    15.7
                                    15.67
                                    15.95
                                    15.88
                                    15.7
                                    15.82
                                    15.96
                                    16
5/31/03                             16.35

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31.5%.

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of May 31, 2003


NGK



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 67%
AA                                  21%
A                                    7%
BBB                                  5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.80
--------------------------------------------------
Common Share Net Asset Value                $16.23
--------------------------------------------------
Market Yield                                 5.24%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.28%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.65%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $37,441
--------------------------------------------------
Average Effective Maturity (Years)           20.21
--------------------------------------------------
Leverage-Adjusted Duration                   10.20
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/26/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.16%        18.77%
--------------------------------------------------
Since Inception               10.11%        17.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         33%
--------------------------------------------------
Education and Civic Organizations              25%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------
Housing/Single Family                           6%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                                 0.069
Jul                                 0.069
Aug                                 0.069
Sep                                 0.069
Oct                                 0.069
Nov                                 0.069
Dec                                 0.069
Jan                                 0.069
Feb                                 0.069
Mar                                 0.069
Apr                                 0.069
May                                 0.069


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              15.37
                                    15.35
                                    15.8
                                    15.65
                                    15.6
                                    15.75
                                    15.45
                                    15.65
                                    16.15
                                    15.7
                                    15.93
                                    15.9
                                    15.6
                                    15.5
                                    15.38
                                    15.39
                                    15.46
                                    15.58
                                    15.49
                                    14.71
                                    15
                                    15.15
                                    15.3
                                    15.2
                                    15.05
                                    15.1
                                    15.15
                                    15.3
                                    15.3
                                    15.35
                                    15.35
                                    15.55
                                    15.55
                                    15.51
                                    15.55
                                    15.84
                                    15.85
                                    15.6
                                    15.45
                                    15.5
                                    15.68
                                    15.43
                                    15.63
                                    15.96
                                    15.58
                                    15.7
                                    15.6
                                    15.7
                                    15.9
5/31/03                             15.8

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0623 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of May 31, 2003


NGO



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 72%
AA                                  13%
A                                    8%
BBB                                  7%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.09
--------------------------------------------------
Common Share Net Asset Value                $15.06
--------------------------------------------------
Market Yield                                 5.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.18%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.55%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $65,324
--------------------------------------------------
Average Effective Maturity (Years)           20.84
--------------------------------------------------
Leverage-Adjusted Duration                   10.70
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 9/26/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                3.71%         8.46%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         30%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                                 0.065
Dec                                 0.065
Jan                                 0.065
Feb                                 0.065
Mar                                 0.065
Apr                                 0.065
May                                 0.065



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/27/02                             15
                                    15.06
                                    15.25
                                    15.06
                                    15
                                    15
                                    15.05
                                    14.9
                                    14.65
                                    14.56
                                    14.75
                                    14.6
                                    14.71
                                    14.75
                                    14.85
                                    15.09
                                    15
                                    15
                                    15
                                    14.99
                                    14.8
                                    14.92
                                    14.75
                                    14.96
                                    14.71
                                    14.65
                                    14.88
                                    14.85
                                    14.6
                                    14.7
                                    14.65
                                    15.14
                                    15.05
5/31/03                             15.09

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 31.5%.

Nuveen Massachusetts Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2003


NMT



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 67%
AA                                  12%
A                                   11%
BBB                                  8%
NR                                   2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.80
--------------------------------------------------
Common Share Net Asset Value                $15.30
--------------------------------------------------
Market Yield                                 5.25%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.72%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $72,003
--------------------------------------------------
Average Effective Maturity (Years)           17.30
--------------------------------------------------
Leverage-Adjusted Duration                    8.44
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/18/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        12.98%        12.02%
--------------------------------------------------
5-Year                         5.97%         6.56%
--------------------------------------------------
10-Year                        6.78%         6.88%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              20%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                                 0.071
Jul                                 0.071
Aug                                 0.071
Sep                                 0.0725
Oct                                 0.0725
Nov                                 0.0725
Dec                                 0.0735
Jan                                 0.0735
Feb                                 0.0735
Mar                                 0.0735
Apr                                 0.0735
May                                 0.0735

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              15.93
                                    16.02
                                    15.75
                                    15.9
                                    16.25
                                    16.43
                                    16.27
                                    16.23
                                    16.4
                                    16.06
                                    15.91
                                    16.12
                                    16.12
                                    16.45
                                    16.63
                                    16.41
                                    16.51
                                    16.76
                                    16.09
                                    15.9
                                    15.38
                                    15.85
                                    15.98
                                    15.94
                                    15.26
                                    15.32
                                    15.54
                                    15.75
                                    15.69
                                    15.52
                                    15.81
                                    15.9
                                    15.85
                                    15.8
                                    16.18
                                    15.94
                                    15.76
                                    15.74
                                    15.92
                                    16.26
                                    16.06
                                    16.06
                                    16.07
                                    15.95
                                    16.12
                                    16.24
                                    16.2
                                    16.23
                                    16.36
5/31/03                             16.8

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

Nuveen Massachusetts Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2003


NMB



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 65%
AA                                  16%
A                                    6%
BBB                                 13%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.45
--------------------------------------------------
Common Share Net Asset Value                $16.00
--------------------------------------------------
Market Yield                                 5.33%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.84%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $31,134
--------------------------------------------------
Average Effective Maturity (Years)           23.42
--------------------------------------------------
Leverage-Adjusted Duration                    9.54
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/31/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.76%        19.74%
--------------------------------------------------
Since Inception                9.80%        11.11%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              19%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
U.S.Guaranteed                                  9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                                 0.073
Jul                                 0.073
Aug                                 0.073
Sep                                 0.073
Oct                                 0.073
Nov                                 0.073
Dec                                 0.073
Jan                                 0.073
Feb                                 0.073
Mar                                 0.073
Apr                                 0.073
May                                 0.073

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              16.25
                                    16.29
                                    16.68
                                    16.69
                                    17.05
                                    16.75
                                    16.7
                                    16.4
                                    16.95
                                    16.8
                                    16.43
                                    16.39
                                    16.62
                                    16.78
                                    16.73
                                    16.65
                                    16.83
                                    17.22
                                    16.64
                                    16.95
                                    16.61
                                    16.5
                                    16.5
                                    16.45
                                    16.35
                                    16.63
                                    16.55
                                    16.4
                                    16.2
                                    16.35
                                    16.65
                                    16.03
                                    16.1
                                    16.29
                                    16.21
                                    16.27
                                    15.95
                                    16
                                    16.15
                                    16.2
                                    16.19
                                    16.12
                                    16.09
                                    16.29
                                    16.19
                                    16.11
                                    16.27
                                    16.71
                                    16.2
5/31/03                             16.45


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2003


NGX



Pie Chart:
CREDIT QUALITY
Insured                             89%
AAA (uninsured)                      3%
AA (uninsured)                       5%
A (uninsured)                        2%
BBB (uninsured)                      1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.78
--------------------------------------------------
Common Share Net Asset Value                $15.25
--------------------------------------------------
Market Yield                                 5.48%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.61%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.06%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $41,297
--------------------------------------------------
Average Effective Maturity (Years)           23.22
--------------------------------------------------
Leverage-Adjusted Duration                   12.29
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 11/22/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception                7.69%         9.07%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         41%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


Bar Chart:
2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jan                                 0.072
Feb                                 0.072
Mar                                 0.072
Apr                                 0.072
May                                 0.072

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/22/02                            15.2
                                    15.05
                                    15.15
                                    15.15
                                    15.01
                                    14.92
                                    15
                                    14.4
                                    15
                                    15
                                    15
                                    15.4
                                    15.45
                                    15
                                    15
                                    15.15
                                    15.2
                                    14.82
                                    15.12
                                    15.13
                                    15.4
                                    15.9
                                    15.72
                                    15.6
5/31/03                             15.78


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32%.

Nuveen Missouri Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2003


NOM



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 79%
AA                                   8%
A                                    3%
BBB                                  4%
NR                                   6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.87
--------------------------------------------------
Common Share Net Asset Value                $15.40
--------------------------------------------------
Market Yield                                 5.16%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.17%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.64%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $34,228
--------------------------------------------------
Average Effective Maturity (Years)           14.87
--------------------------------------------------
Leverage-Adjusted Duration                    8.00
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/20/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        15.39%        13.75%
--------------------------------------------------
5-Year                         9.25%         7.12%
--------------------------------------------------
10-Year                        6.65%         6.62%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Housing/Multifamily                             7%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                                 0.0715
Jul                                 0.0715
Aug                                 0.0715
Sep                                 0.0725
Oct                                 0.0725
Nov                                 0.0725
Dec                                 0.0725
Jan                                 0.0725
Feb                                 0.0725
Mar                                 0.0725
Apr                                 0.0725
May                                 0.0725


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
6/1/02                              15.41
                                    16.4
                                    16.55
                                    16.63
                                    17.05
                                    15.67
                                    15.8
                                    16.45
                                    16.6
                                    16.85
                                    16.65
                                    16.52
5/31/03                             16.87


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 32.5%.

Report of
   INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund as of May 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2003, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
July 11, 2003

                            Nuveen Connecticut Premium Income Municipal Fund (NTC)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

$       1,670   Puerto Rico, The Children's Trust Fund,                               5/12 at 100.00          A-        $ 1,466,026
                 Tobacco Settlement Asset-Backed Bonds, Series 2002
                 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 32.1%

                Connecticut Higher Education Supplemental Loan
                Authority, Revenue Bonds, Family Education
                Loan Program, 1996 Series A:
        1,025    5.800%, 11/15/14 (Alternative Minimum Tax) - AMBAC Insured          11/06 at 102.00         AAA          1,072,181
          655    5.875%, 11/15/17 (Alternative Minimum Tax) - AMBAC Insured          11/06 at 102.00         AAA            685,726

          705   Connecticut Higher Education Supplemental Loan                       11/09 at 102.00         AAA            759,250
                 Authority, Revenue Bonds, Family Education
                 Loan Program, 1999 Series A, 6.000%, 11/15/18 (Alternative
                 Minimum Tax) - AMBAC Insured

          940   Connecticut Higher Education Supplemental Loan                       11/11 at 100.00         Aaa          1,011,374
                 Authority, Revenue Bonds, Family Education
                 Loan Program, 2001 Series A, 5.250%, 11/15/18 (Alternative
                 Minimum Tax) - MBIA Insured

        1,540   Connecticut Health and Educational                                    7/03 at 102.00        Baa1          1,566,719
                 Facilities Authority, Revenue Bonds, Quinnipiac College
                 Issue, Series 1993D, 6.000%, 7/01/23

        2,000   Connecticut Health and Educational Facilities                         7/06 at 102.00         AAA          2,252,280
                 Authority, Revenue Bonds, Trinity College Issue,
                 Series 1996E, 5.875%, 7/01/26 - MBIA Insured

        1,500   Connecticut Health and Educational Facilities                         7/06 at 102.00         AAA          1,665,660
                 Authority, Revenue Bonds, Loomis Chaffee
                 School Issue, Series 1996C, 5.500%, 7/01/16 - MBIA Insured

        1,900   Connecticut Health and Educational Facilities                         7/08 at 102.00         AAA          2,005,963
                 Authority, Revenue Bonds, Fairfield University
                 Issue, Series 1998H, 5.000%, 7/01/23 - MBIA Insured

        2,920   Connecticut Health and Educational                                    7/07 at 102.00         AAA          3,293,994
                 Facilities Authority, Revenue Bonds, Connecticut College
                 Issue, Series 1997C-1, 5.500%, 7/01/20 - MBIA Insured

        1,250   Connecticut Health and Educational                                    7/09 at 101.00         AAA          1,347,025
                 Facilities Authority, Revenue Bonds, Fairfield University,
                 Series 1999I, 5.250%, 7/01/25 - MBIA Insured

          750   Connecticut Health and Educational Facilities                         7/09 at 101.00         Aaa            831,585
                 Authority, Revenue Bonds, Horace Bushnell
                 Memorial Hall Issue, Series 1999A, 5.625%, 7/01/29 -
                 MBIA Insured

          500   Connecticut Health and Educational Facilities                         7/11 at 101.00         AAA            529,505
                 Authority, Revenue Bonds, Trinity College,
                 Series 2001G, 5.000%, 7/01/31 - AMBAC Insured

          650   Connecticut Health and Educational Facilities                         7/11 at 101.00          A2            720,779
                 Authority, Revenue Bonds, Loomis Chaffee
                 School, Series 2001D, 5.500%, 7/01/23

          450   Connecticut Health and Educational Facilities                         3/11 at 101.00         AAA            474,930
                 Authority, Revenue Bonds, Greenwich Academy,
                 Series 2001B, 5.000%, 3/01/32 - FSA Insured

        2,000   Connecticut Health and Educational                                    7/12 at 101.00          AA          2,145,020
                 Facilities Authority, Revenue Bonds, University of Hartford
                 Issue, 2002 Series E, 5.250%, 7/01/32 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Yale University Issue,                                7/09 at 100.00         AAA          1,577,730
                 2002 Series W, 5.125%, 7/01/27

        1,500   Connecticut Health and Educational                                    7/13 at 100.00         AAA          1,584,255
                 Facilities Authority, Revenue Bonds, Yale University,
                 Series 2003X-1, 5.000%, 7/01/42

          660   Connecticut Health and Educational Facilities                         7/13 at 100.00         AAA            698,293
                 Authority, Revenue Bonds, Brunswick School,
                 Series 2003B, 5.000%, 7/01/33 - MBIA Insured

        1,000   University of Connecticut, Student Fee                               11/12 at 101.00         AAA          1,133,660
                 Revenue Refunding Bonds, Series 2002A, 5.250%,
                 11/15/19 - FGIC Insured

        1,100   University of Connecticut, General                                    2/13 at 100.00         AAA          1,209,659
                 Obligation Bonds, Series 2003A, 5.125%, 2/15/21 -
                 MBIA Insured


                                       17


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.7%

$       2,000   Connecticut Health and Educational                                    7/09 at 101.00         Aaa        $ 2,083,640
                 Facilities Authority Revenue Bonds, Stamford Hospital
                 Issue, Series 1999G, 5.000%, 7/01/24 - MBIA Insured

        1,000   Connecticut Health and Educational                                    7/07 at 102.00         AAA          1,123,230
                 Facilities Authority, Revenue Bonds, William W. Backus
                 Hospital Issue, Series 1997D, 5.750%, 7/01/27 - AMBAC Insured

        3,000   Connecticut Health and Educational Facilities                         7/07 at 101.00         Aaa          3,104,970
                 Authority, Revenue Bonds, Middlesex Health
                 Services Issue, Series 1997H Refunding, 5.125%, 7/01/27 -
                 MBIA Insured

        2,000   Connecticut Health and Educational Facilities                         7/10 at 101.00          AA          2,242,240
                 Authority Revenue Bonds, Eastern Connecticut
                 Health Network Issue, Series 2000A, 6.000%, 7/01/25 -
                 RAAI Insured

          500   Connecticut Health and Educational                                    7/12 at 101.00          AA            556,295
                 Facilities Authority, Revenue Bonds, Bristol Hospital
                 Issue, 2002 Series B, 5.500%, 7/01/21 - RAAI Insured

        2,000   Connecticut Development Authority, Solid                              7/05 at 102.00         AAA          2,227,160
                 Waste Disposal Facilities Revenue Bonds, Pfizer Inc.
                 Project, 1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)

        1,500   Puerto Rico Industrial, Tourist, Educational, Medical,                8/05 at 101.50         AAA          1,654,935
                 and Environmental Control Facilities Financing Authority,
                 Hospital Revenue Refunding Bonds, FHA-Insured Mortgage,
                 Dr. Pila Hospital Project, 1995 Series A, 6.125%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.1%

        1,000   Connecticut Housing Finance Authority,                               12/09 at 100.00         AAA          1,072,100
                 Housing Mortgage Finance Program Bonds, 1999 Series D2,
                 6.200%, 11/15/41 (Alternative Minimum Tax)

        1,000   Waterbury, Connecticut, Housing Authority,                            7/03 at 100.00         AAA          1,000,750
                 Mortgage Refunding Revenue Bonds, Series 1998C,
                 FHA-Insured Mortgage Loan, Waterbury NSA - II Section 8
                 Assisted Project, 5.450%, 7/01/23 - AMBAC Insured

          835   Waterbury Nonprofit Housing Corporation,                              7/03 at 100.00         AAA            836,420
                 Connecticut, Mortgage Revenue Bonds, FHA-Insured Mortgage
                 Loan - Fairmont Heights Section 8 Assisted Project,
                 Series 1993A, 6.500%, 7/01/07 - MBIA Insured

        1,905   Willimantic, Connecticut, Housing Authority,                         10/05 at 105.00         AAA          2,086,032
                 Multifamily Housing Revenue Bonds, Series 1995A,
                 GNMA Collateralized Mortgage Loan - Village Heights
                 Apartments Project, 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.7%

        3,175   Connecticut Housing Finance Authority,                               11/03 at 102.00         AAA          3,244,882
                 Housing Mortgage Finance Program Bonds, 1993 Series B,
                 6.200%, 5/15/12

          120   Connecticut Housing Finance Authority,                                5/10 at 100.00         AAA            130,298
                 Housing Mortgage Finance Program Bonds, 2000 Series A,
                 Subseries A-1, 6.000%, 11/15/28

          500   Connecticut Housing Finance Authority, Housing                        5/10 at 100.00         AAA            521,120
                 Mortgage Finance Program Bonds, 2001 Series A-1,
                 5.250%, 11/15/28

          350   Connecticut Housing Finance Authority, Housing                        5/10 at 100.00         AAA            366,009
                 Mortgage Finance Program Bonds, 2001 Series A,
                 Subseries A-2, 5.450%, 5/15/32 (Alternative )
                 Minimum Tax

        1,000   Connecticut Housing Finance Authority,                               11/10 at 100.00         AAA          1,040,680
                 Housing Mortgage Finance Program Bonds, 2001 Series C,
                 5.300%, 11/15/33 (Alternative Minimum Tax)

          995   Connecticut Housing Finance Authority, Housing                        5/12 at 100.00         AAA          1,041,377
                 Mortgage Finance Program Bonds, 2001 Series D,
                 Subseries D-2, 5.350%, 11/15/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.9%

        1,300   Connecticut Health and Educational Facilities                         8/08 at 102.00         AAA          1,357,824
                 Authority, Revenue Bonds, Hebrew Home and Hospital
                 Issue, Series 1999B, FHA-Insured Mortgage, 5.200%, 8/01/38

          615   Connecticut Development Authority, First                              9/09 at 102.00          AA            688,050
                 Mortgage Gross Revenue Health Care Project Refunding
                 Bonds, Connecticut Baptist Homes, Inc. Project ,1999 Series,
                 5.500%, 9/01/15 - RAAI Insured

                Connecticut Development Authority, Revenue Refunding Bonds,
                Duncaster Inc. Project, Series 1999A:
        1,000    5.250%, 8/01/19 - RAAI Insured                                       2/10 at 102.00          AA          1,080,170
        1,000    5.375%, 8/01/24 - RAAI Insured                                       2/10 at 102.00          AA          1,075,120

                Connecticut Development Authority, Health Facility Refunding
                Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                Inc. Project, Series 1994A:
          475    6.875%, 8/15/04                                                        No Opt. Call         N/R            476,154
        1,000    7.000%, 8/15/09                                                      8/04 at 102.00         N/R          1,006,960


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.9%

$         750   Bridgeport, Connecticut, General Obligation Bonds, Series 2002A       8/12 at 100.00         Aaa        $   843,188
                 Refunding, 5.375%, 8/15/19 - FGIC Insured

                Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
          660    5.625%, 10/15/16                                                    10/09 at 101.00         Aa3            768,207
          660    5.625%, 10/15/17                                                    10/09 at 101.00         Aa3            768,207

        1,000   Connecticut, General Obligation Bonds,                               11/09 at 101.00          AA          1,146,470
                 1999 Series B, 5.500%, 11/01/18

        2,000   Connecticut, General Obligation Bonds,                                6/12 at 100.00          AA          2,263,800
                 Series 2002B, 5.500%, 6/15/21

        1,500   Connecticut, General Obligation Bonds,                                4/12 at 100.00          AA          1,691,565
                 Series 2002A, 5.375%, 4/15/19

        1,650   Connecticut, General Fund Obligation Bonds,                          10/04 at 102.00          AA          1,793,022
                 Issued By Connecticut Development Authority,
                 1994 Series A, 6.375%, 10/15/14

        1,000   Hartford, Connecticut, General Obligation                             6/10 at 102.00         AAA          1,128,380
                 Bonds, 5.500%, 6/15/20 - FGIC Insured

          400   Northern Mariana Islands, General Obligation                          6/10 at 100.00           A            435,072
                 Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

          500   Puerto Rico Public Improvement, Refunding General                     7/11 at 100.00         AAA            532,050
                 Obligation Bonds, Series 2001, 5.125%, 7/01/30 - FSA Insured

        1,500   Puerto Rico Public Improvement, Refunding                               No Opt. Call         AAA          1,808,775
                 General Obligation Bonds, 2002 Series A, 5.500%,
                 7/01/20 - MBIA Insured

                Regional School District 16, Towns of Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Issue of 2000:
          350    5.500%, 3/15/18 - FSA Insured                                        3/10 at 101.00         Aaa            399,774
          350    5.625%, 3/15/19 - FSA Insured                                        3/10 at 101.00         Aaa            402,325

          350   Connecticut Regional School District 16,                              3/10 at 101.00         Aaa            402,689
                 General Obligation Bonds, 5.700%, 3/15/20 - FSA Insured

        2,105   Stratford, Connecticut, General Obligation                            2/12 at 100.00         AAA          2,192,168
                 Bonds, Series 2002, 4.000%, 2/15/15 - FSA Insured

        1,000   Waterbury, Connecticut, General Obligation                            4/12 at 100.00         AAA          1,138,550
                 Bonds, Series 2002A, 5.375%, 4/01/17 - FSA Insured

          965   Waterbury, Connecticut, General Obligation Tax                        2/09 at 101.00          AA          1,095,960
                 Revenue Intercept Bonds, 2000 Issue, 6.000%,
                 2/01/19 - RAAI Insured

        1,630   Westport, Connecticut, General Obligation                             2/12 at 100.00         Aaa          1,739,047
                 Bonds, Series 2003, 4.750%, 2/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.8%

        1,900   Capitol Region Education Council,                                    10/05 at 102.00         BBB          2,054,204
                 Connecticut, Bonds, Series 1995, 6.700%, 10/15/10

        2,000   Connecticut Health and Educational                                    7/09 at 102.00         AAA          2,249,480
                 Facilities Authority, Revenue Bonds, Child Care Facilities
                 Program, Series 1999C, 5.625%, 7/01/29 - AMBAC Insured

                Connecticut, Special Tax Obligation Bonds,
                 Transportation Infrastructure Purpose, Series 2002B:
        2,000    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,182,420
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,082,930

        1,700   Connecticut, Special Tax Obligation Bonds,                              No Opt. Call         AA-          2,117,639
                 Transportation Infrastructure Purposes, Series 1991B,
                 6.500%, 10/01/10

        2,000   Puerto Rico Municipal Finance Agency, 2002                            8/12 at 100.00         AAA          2,220,200
                 Series A, 5.250%, 8/01/21 - FSA Insured

        1,000   Virgin Islands Public Finance Authority                              10/10 at 101.00        BBB-          1,152,940
                 Revenue Bonds, Gross Receipts Taxes Loan Note,
                 Series 1999A, 6.500%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.0%

          750   Connecticut, General Airport Revenue Bonds,                           4/11 at 101.00         AAA            776,348
                 Bradley International Airport, Series 2001A,
                 5.125%, 10/01/26 (Alternative Minimum Tax) - FGIC Insured

        2,075   Connecticut, Airport Revenue Refunding                               10/04 at 100.00         AAA          2,243,407
                 Bonds, Bradley International Airport, Series 1992,
                 7.650%, 10/01/12 - FGIC Insured

        1,000   Hartford, Connecticut, Parking System                                 7/10 at 100.00         BBB          1,091,710
                 Revenue Bonds, 2000 Series A, 6.400%, 7/01/20

                                       19


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.2%

$       1,500   Bridgeport, Connecticut, General                                      7/10 at 101.00         AAA        $ 1,840,530
                 Obligation Bonds, 2000 Series A, 6.000%, 7/15/19 -
                 FGIC Insured (Pre-refunded to 7/15/10)

        1,180   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,325,624
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

           40   Connecticut, General Obligation Bonds, 1993 Series E,                   No Opt. Call       AA***             49,333
                 6.000%, 3/15/12

        1,000   Connecticut, Special Tax Obligation Bonds,                           12/09 at 101.00         AAA          1,204,950
                 Transportation Infrastructure Purposes, Series 1999A,
                 5.625%, 12/01/19 (Pre-refunded to 12/01/09) - FGIC Insured

        1,000   Connecticut, Second Injury Fund Special                               1/11 at 101.00         AAA          1,172,600
                 Assessment Revenue Bonds, Series 2000A, 5.250%,
                 1/01/14 (Pre-refunded to 1/01/11) - FSA Insured

        1,000   Puerto Rico Infrastructure Financing                                 10/10 at 101.00         AAA          1,133,760
                 Authority, Special Obligation Bonds, 2000 Series A,
                 5.500%,10/01/40

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.7%

        1,500   Connecticut Development Authority, Pollution                         10/08 at 102.00          A3          1,598,745
                 Control Revenue Refunding Bonds, Connecticut Light and
                 Power Company, Series 1993A, 5.850%, 9/01/28

        2,450   Connecticut Resources Recovery Authority,                            11/03 at 101.00         AAA          2,545,526
                 Resource Recovery Revenue Bonds, American Ref-Fuel
                 Company of Southeastern Connecticut Project, 1989 Series A,
                 7.700%, 11/15/11 - MBIA Insured

        1,750   Connecticut Resources Recovery Authority,                            12/11 at 102.00        Baa2          1,833,213
                 Corporate Credit Resource Recovery Revenue Bonds,
                 American Ref-Fuel Company of Southeastern Connecticut,
                 I Series 1998A, 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid
                Waste Revenue Bonds, Wheelabrator Lisbon
                Project, Series 1993A:
          395    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/03 at 102.00         BBB            398,018
        1,590    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/03 at 102.00         BBB          1,589,396


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8%

        1,400   Connecticut Development Authority, Water                              6/03 at 102.00         AAA          1,432,228
                 Facilities Refunding Revenue Bonds, Bridgeport Hydraulic
                 Company Project, 1993B Series, 5.500%,
                 6/01/28 - MBIA Insured

        2,500   Connecticut Development Authority, Water                              9/06 at 102.00         AAA          2,827,850
                 Facilities Revenue Bonds, Bridgeport Hydraulic Company
                 Project, 1996 Series, 6.000%, 9/01/36 (Alternative
                 Minimum Tax) - AMBAC Insured

        1,000   Connecticut, Clean Water Fund Revenue Bonds,                         10/11 at 100.00         AAA          1,149,790
                 Series 2001, 5.500%, 10/01/20

                South Central Connecticut Regional Water Authority,
                Water System Revenue Bonds, Eighteenth Series 2003A:
        1,000    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          1,093,760
        1,525    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,617,899

------------------------------------------------------------------------------------------------------------------------------------
$     109,110   Total Long-Term Investments (cost $109,704,467) - 143.7%                                                118,581,779
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.7%                                                                      2,210,275
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.4)%                                                        (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $82,492,054
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       20


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3%

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$         160    5.000%, 5/15/22                                                      5/11 at 100.00        Baa2        $   157,589
          500    5.400%, 5/15/31                                                      5/11 at 100.00        Baa2            442,060

        1,270   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa2          1,086,333
                 Asset-Backed Bonds, 2001 Series B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 28.4%

          740   Connecticut Higher Educational Supplemental                          11/11 at 100.00         Aaa            796,188
                 Loan Authority, Revenue Bonds, Family Education
                 Loan Program, 2001 Series A, 5.250%, 11/15/18
                 (Alternative Minimum Tax) - MBIA Insured

           50   Connecticut Health and Educational Facilities                         7/08 at 101.00          AA             51,748
                 Authority Revenue Bonds, Sacred Heart
                 University Issue, Series E, 5.000%, 7/01/28 -
                 RAAI Insured

          500   Connecticut Health and Educational                                    7/06 at 102.00        BBB-            522,695
                 Facilities Authority, Revenue Bonds, University of New
                 Haven Issue, Series D, 6.700%, 7/01/26

        1,500   Connecticut Health and Educational                                    7/11 at 101.00         AAA          1,588,515
                 Facilities Authority, Revenue Bonds, Trinity College,
                 Series 2001G, 5.000%, 7/01/31 - AMBAC Insured

        1,000   Connecticut Health and Educational                                    7/11 at 101.00          A2          1,108,890
                 Facilities Authority, Revenue Bonds, The Loomis Chaffee
                 School, Series D, 5.500%, 7/01/23

          625   Connecticut Health and Educational Facilities                         3/11 at 101.00         AAA            659,625
                 Authority, Revenue Bonds, Greenwich Academy,
                 Series 2001B, 5.000%, 3/01/32 - FSA Insured

        1,000   Connecticut Health and Educational                                    7/12 at 101.00          AA          1,072,510
                 Facilities Authority, Revenue Bonds, University of
                 Hartford Issue, 2002 Series E, 5.250%, 7/01/32 - RAAI Insured

        1,000   Connecticut Health and Educational                                    7/09 at 100.00         AAA          1,051,820
                 Facilities Authority, Revenue Bonds, Yale University
                 Issue, 2002 Series W, 5.125%, 7/01/27

          750   Connecticut Health and Educational Facilities                         7/13 at 100.00         AAA            792,128
                 Authority, Revenue Bonds, Yale University,
                 Series 2003X-1, 5.000%, 7/01/42

                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System
                Project, Series 1999:
          125    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            131,929
          270    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            278,532

                University of Connecticut, General Obligation Bonds,
                2001 Series A:
        1,000    4.750%, 4/01/20                                                      4/11 at 101.00          AA          1,054,930
        1,000    5.250%, 4/01/20                                                      4/11 at 101.00          AA          1,107,380
        1,000    4.750%, 4/01/21                                                      4/11 at 101.00          AA          1,047,350


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.1%

          125   Connecticut Health and Educational Facilities                         7/09 at 101.00         Aaa            130,228
                 Authority Revenue Bonds, Stamford Hospital
                 Issue, Series G, 5.000%, 7/01/24 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities                         7/12 at 101.00          AA          1,089,520
                 Authority, Revenue Bonds, Bristol Hospital
                 Issue, 2002 Series B, 5.500%, 7/01/32 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

        2,000   Housing Authority of Stamford, Connecticut,                             No Opt. Call        BBB+          2,005,760
                 Multifamily Housing Revenue Refunding Bonds,
                 Fairfield Apartments Project, Series 1998,
                 4.750%, 12/01/28 (Alternative Minimum Tax)
                 (Mandatory put 12/01/08)


                                       21


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.8%

$       1,265   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA        $ 1,318,434
                 Finance Program Bonds, 2001 Series A-1, 5.250%, 11/15/28

          700   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA            732,018
                 Finance Program Bonds, 2001 Series A, Subseries A-2,
                 5.450%, 5/15/32 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,040,680
                 Finance Program Bonds, 2001 Series C,
                 5.300%, 11/15/33 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.9%

          250   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            261,123
                 Revenue Bonds, Health Care, Elim Park Baptist Inc
                 Project, Series 2003, 5.750%, 12/01/23

          500   Connecticut Development Authority, Health Facility Revenue            8/04 at 102.00         N/R            477,610
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut, Inc. Project, Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.8%

          750   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00          AA            848,925
                 5.500%, 6/15/21

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,127,710
                 5.375%, 4/15/19

          500   East Lyme, Connecticut, General Obligation Bonds,                     7/11 at 102.00         Aaa            554,285
                 5.125%, 7/15/20 - FGIC Insured

          700   Farmington, Connecticut, General Obligation                           3/11 at 101.00         Aa1            751,695
                 Bonds, Series 2001, 4.875%, 3/15/20

                Hamden, Connecticut, General Obligation Bonds:
          640    5.250%, 8/15/18 - MBIA Insured                                       8/11 at 102.00         AAA            727,174
          635    5.000%, 8/15/19 - MBIA Insured                                       8/11 at 102.00         AAA            703,059
          300    5.000%, 8/15/20 - MBIA Insured                                       8/11 at 102.00         AAA            329,682

        1,000   Hartford, Connecticut, General Obligation                             1/08 at 102.00         AAA          1,071,430
                 Bonds, Series 1998, 4.700%, 1/15/15 - FGIC Insured

          375   New Haven, Connecticut, General Obligation                            2/08 at 101.00         AAA            396,754
                 Bonds, Series 1999, 4.700%, 2/01/15 - FGIC Insured

        1,000   New Haven, Connecticut, General Obligation                           11/10 at 101.00         AAA          1,084,820
                 Bonds, Series 2001A, 5.000%, 11/01/20 - FGIC Insured

          250   Northern Mariana Islands, General Obligation                          6/10 at 100.00           A            271,920
                 Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Norwich, Connecticut, General Obligation Bonds, Series 2001A:
          585    5.000%, 4/01/15 - FGIC Insured                                       4/09 at 100.00         Aaa            653,229
          575    5.000%, 4/01/17 - FGIC Insured                                       4/09 at 100.00         Aaa            637,554
          475    5.000%, 4/01/18 - FGIC Insured                                       4/09 at 100.00         Aaa            524,343
          575    5.000%, 4/01/19 - FGIC Insured                                       4/09 at 100.00         Aaa            630,511
          275    5.000%, 4/01/20 - FGIC Insured                                       4/09 at 100.00         Aaa            299,560


        1,000   Waterbury, Connecticut, General Obligation                            4/12 at 100.00         AAA          1,138,550
                 Bonds, Series 2002A, 5.375%, 4/01/17 - FSA Insured

                Windsor, Connecticut, General Obligation Bonds:
          390    5.000%, 7/15/18                                                      7/09 at 100.00         Aa2            431,106
          390    5.000%, 7/15/19                                                      7/09 at 100.00         Aa2            428,162
          370    5.000%, 7/15/20                                                      7/09 at 100.00         Aa2            403,455


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.2%

        1,000   Connecticut Health and Educational Facilities                         7/08 at 105.00           A          1,111,510
                 Authority, Revenue Bonds, New Opportunities for
                 Waterbury, Inc. Issue, Series 1998A, 6.750%, 7/01/28

        1,475   Connecticut, Special Tax Obligation Bonds,                              No Opt. Call         AAA          1,782,051
                 Transportation Infrastructure Purposes, 1998 Series B,
                 5.500%, 11/01/12 - FSA Insured

                Connecticut, Certificates of Participation, Juvenile Training
                School, Series 2001:

          600    5.000%, 12/15/20                                                    12/11 at 101.00         AA-            649,356
        1,000    5.000%, 12/15/30                                                    12/11 at 101.00         AA-          1,053,230

          500   Virgin Islands Public Finance Authority Revenue                      10/08 at 101.00          AA            537,865
                 and Refunding Bonds, Virgin Islands Matching Fund
                 Loan Notes, Series 1998A, Senior Lien/Refunding,
                 5.500%, 10/01/18 - RAAI Insured

          750   Virgin Islands Public Finance Authority                              10/10 at 101.00        BBB-            871,740
                 Revenue Bonds, Virgin Islands Gross Receipts Taxes Loan
                 Note, Series 1999A, 6.375%, 10/01/19


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.5%

$       2,500   Connecticut, General Airport Revenue Bonds,                           4/11 at 101.00         AAA        $ 2,587,825
                 Series 2001A, Bradley International Airport, 5.125%,
                 10/01/26 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.4%

          570   Puerto Rico, The Children's Trust Fund,                               7/10 at 100.00         AAA            640,344
                 Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 5.750%, 7/01/20 (Pre-refunded to 7/01/10)

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, 2000 Series A:
        1,425    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,614,710
        1,300    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,473,888


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 16.7%

        1,500   Connecticut Development Authority, Pollution                         10/08 at 102.00          A3          1,598,745
                 Control Revenue Refunding Bonds, Connecticut Light and
                 Power Company, Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority,                            12/11 at 102.00        Baa2          1,047,550
                 Corporate Credit Resource Recovery Revenue Bonds,
                 American Ref-Fuel Company of Southeastern Connecticut,
                 I Series A, 5.500%, 11/15/15 (Alternative Minimum Tax)

        1,000   Eastern Connecticut Resource Recovery                                 7/03 at 102.00         BBB          1,007,640
                 Authority, Solid Waste Revenue Bonds, Wheelabrator
                 Lisbon Project, Series 1993A, 5.500%, 1/01/14
                 (Alternative Minimum Tax)

        1,975   Puerto Rico Electric Power Authority, Power                           7/10 at 101.00         AAA          2,155,436
                 Revenue Bonds, Series 2000HH, 5.250%, 7/01/29 -
                 FSA Insured

          790   Puerto Rico Electric Power Authority, Power                           7/05 at 100.00          A-            827,083
                 Revenue Refunding Bonds, Series 1995Z, 5.250%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8%

        2,000   Connecticut, Clean Water Fund Revenue Bonds,                         10/11 at 100.00         AAA          2,299,580
                 Series 2001, 5.500%, 10/01/20

                South Central Connecticut Regional Water
                 Authority, Water System Revenue Bonds,
                 Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            820,320
          720    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            763,859

------------------------------------------------------------------------------------------------------------------------------------
$      51,970   Total Long-Term Investments (cost $52,266,608) - 141.0%                                                  55,862,251
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.2%                                                                      3,262,391
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.2)%                                                        (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $39,624,642
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       23


                            Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

$         835   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00          A-        $   733,013
                 Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 36.4%

          500   Connecticut Health and Educational Facilities                         7/06 at 102.00        BBB-            522,695
                 Authority, Revenue Bonds, University of New
                 Haven Issue, Series 1996D, 6.700%, 7/01/26

          500   Connecticut Health and Educational Facilities                         7/08 at 101.00         AAA            534,980
                 Authority, Revenue Bonds, Hopkins School
                 Issue, Series 1998A, 5.000%, 7/01/20 - AMBAC Insured

        2,000   Connecticut Health and Educational Facilities                         7/11 at 101.00          A2          2,140,800
                 Authority, Revenue Bonds, Loomis Chaffee
                 School, Series 2001D, 5.250%, 7/01/31

        1,000   Connecticut Health and Educational Facilities                         3/11 at 101.00         AAA          1,055,400
                 Authority, Revenue Bonds, Greenwich Academy,
                 Series 2001B, 5.000%, 3/01/32 - FSA Insured

        1,000   Connecticut Health and Educational Facilities                         7/12 at 101.00          AA          1,072,510
                 Authority, Revenue Bonds, University of
                 Hartford Issue, 2002 Series E, 5.250%, 7/01/32 -
                 RAAI Insured

        2,250   Connecticut Health and Educational Facilities                        11/11 at 100.00         AAA          2,396,003
                 Authority, Revenue Bonds, Connecticut State
                 University System, 2002 Series D-2,
                 5.000%, 11/01/21 - FSA Insured

        1,000   Connecticut Health and Educational Facilities                         7/09 at 100.00         AAA          1,051,820
                 Authority, Revenue Bonds, Yale University
                 Issue, 2002 Series W, 5.125%, 7/01/27

          750   Connecticut Health and Educational Facilities                         7/13 at 100.00         AAA            792,128
                 Authority, Revenue Bonds, Yale University,
                 Series 2003X-1, 5.000%, 7/01/42

                University of Connecticut, Student Fee Revenue Refunding
                Bonds, Series 2002A:
          500    5.250%, 11/15/22 - FGIC Insured                                     11/12 at 101.00         AAA            555,795
        2,000    5.000%, 11/15/29 - FGIC Insured                                     11/12 at 101.00         AAA          2,128,160

        1,230   University of Connecticut, General                                    4/12 at 100.00          AA          1,390,454
                 Obligation Bonds, Series 2002A, 5.375%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 2.8%

        1,000   Connecticut Health and Educational                                    7/12 at 101.00          AA          1,060,540
                 Facilities Authority, Revenue Bonds, St. Francis Hospital and
                 Medical Center, Series 2002D, 5.000%, 7/01/22 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.5%

        1,000   Connecticut Housing Finance Authority,                               11/11 at 100.00         AAA          1,060,350
                 Housing Mortgage Finance Program Bonds, 2002 Series A,
                 Subseries A-1, 5.450%, 11/15/28 - AMBAC Insured

        1,000   Connecticut Housing Finance Authority,                               11/11 at 100.00         AAA          1,065,210
                 Housing Mortgage Finance Program Bonds, 2002 Series A,
                 Subseries A-2, 5.600%, 11/15/28 (Alternative Minimum Tax) -
                 AMBAC Insured

          995   Connecticut Housing Finance Authority, Housing                        5/12 at 100.00         AAA          1,041,377
                 Mortgage Finance Program Bonds, 2001 Series D,
                 Subseries D-2, 5.350%, 11/15/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

          450   Connecticut Health and Educational Facilities                         7/12 at 101.00         AAA            492,710
                 Authority, Revenue Bonds, Village for Families and
                 Children Inc. Issue, Series A, 5.000%, 7/01/19 -
                 AMBAC Insured

          320   Connecticut Development Authority, First                             12/11 at 102.00        BBB+            334,237
                 Mortgage Gross Revenue Bonds, Health Care, Elim Park
                 Baptist Inc. Project, Series 2003, 5.750%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 47.2%

        1,000   Bridgeport, Connecticut, General Obligation                           8/11 at 100.00         AAA          1,131,340
                 Bonds, Series 2001C, 5.375%, 8/15/18 - FGIC Insured

        2,000   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,405,920
                 5.500%, 12/15/12

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,127,710
                 5.375%, 4/15/19


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,105   Fairfield, Connecticut, General Obligation                            4/12 at 100.00         AAA        $ 2,360,968
                 Bonds, Series 2002A, 5.000%, 4/01/16

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000    5.000%, 9/15/20                                                      9/12 at 101.00         Aa1          1,100,610
        1,450    5.000%, 9/15/21                                                      9/12 at 101.00         Aa1          1,583,966

        1,305   Hartford County Metropolitan District,                                4/12 at 101.00         AA+          1,414,007
                 Connecticut, General Obligation Bonds, Series 2002,
                 5.000%, 4/01/22

                Regional School District No. 008, Towns of Andover,
                Hebron, and Marlborough, Tolland County, Connecticut,
                General Obligation Bonds, Series 2002:
        1,390    5.000%, 5/01/20 - FSA Insured                                        5/11 at 101.00         Aaa          1,513,919
        1,535    5.000%, 5/01/22 - FSA Insured                                        5/11 at 101.00         Aaa          1,653,272

        2,105   Stamford, Connecticut, General Obligation Bonds,                      8/12 at 100.00         AAA          2,370,146
                 Series 2002, 5.000%, 8/15/16

                Waterbury, Connecticut, General Obligation Bonds,
                Series 2002A:
          500    5.375%, 4/01/17 - FSA Insured                                        4/12 at 100.00         AAA            569,275
          400    5.000%, 4/01/20 - FSA Insured                                        4/12 at 100.00         AAA            431,516


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.4%

        1,625   Connecticut, Special Tax Obligation Bonds, Transportation             7/12 at 100.00         AAA          1,830,026
                 Infrastructure Purposes, 2002 Series A, 5.375%, 7/01/20 -
                 FSA Insured

          500   Connecticut, Special Tax Obligation Bonds, Transportation            10/11 at 100.00         AAA            582,975
                 Infrastructure Purposes, 2001 Series B, 5.375%, 10/01/13 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3%

        1,950   New Haven, Connecticut, Air Rights Parking Facility Revenue          12/12 at 101.00         AAA          2,349,555
                 Bonds, Series 2002 Refunding, 5.375%, 12/01/15 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.0%

          500   Connecticut, Special Tax Obligation Bonds, Transportation            11/07 at 101.00         AAA            570,180
                 Infrastructure Purposes, 1997 Series A, 5.000%, 11/01/15
                 (Pre-refunded to 11/01/07) - FSA Insured

                East Hartford, Connecticut, General Obligation Bonds,
                Series 2002:
          750    4.875%, 5/01/20 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            791,858
          750    5.000%, 5/01/21 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            812,160
          750    5.000%, 5/01/22 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            796,552

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, 2000 Series A:
        1,000    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,133,130
        2,000    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          2,267,520


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.0%

          750   Connecticut Development Authority, Pollution                         10/08 at 102.00          A3            799,373
                 Control Revenue Refunding Bonds, Connecticut Light and
                 Power Company, Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          1,047,550
                 Resource Recovery Revenue Bonds, America Ref-Fuel
                 Company of Southeastern Connecticut Project, II Series
                 1998A, 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          500    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/05 at 100.00         BBB            501,930
          510    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/03 at 102.00         BBB            509,806

        1,500   Puerto Rico Electric Power Authority, Power                           7/10 at 101.00         AAA          1,637,040
                 Revenue Bonds, Series 2000HH, 5.250%, 7/01/29 -
                 FSA Insured

                                       25


                            Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.1%

                South Central Connecticut Regional Water Authority,
                Water System Revenue Bonds, Eighteenth Series 2003A:
$         750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA        $   820,320
          660    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            700,203
------------------------------------------------------------------------------------------------------------------------------------
$      49,615   Total Long-Term Investments (cost $49,880,727) - 144.9%                                                  54,241,009
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                        700,209
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.7)%                                                        (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $37,441,218
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       26


                            Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6%

$       2,670   Puerto Rico, The Children's Trust Fund,                               5/12 at 100.00          A-        $ 2,343,886
                 Tobacco Settlement Asset-Backed Bonds, Series 2002
                 Refunding, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.0%

        1,390   Connecticut, Health and Educational                                  11/12 at 100.00         AAA          1,365,884
                 Facilities Authority, Revenue Bonds, Connecticut State
                 University System, Series 2003E, 4.250%, 11/01/27 - FGIC Insured

        3,100   Connecticut Health and Educational                                    7/11 at 101.00         AAA          3,358,261
                 Facilities Authority, Revenue Bonds, Trinity College,
                 Series 2001G, 5.000%, 7/01/21 - AMBAC Insured

        1,595   Connecticut Health and Educational                                   11/11 at 100.00         AAA          1,698,500
                 Facilities Authority, Revenue Bonds, Connecticut State
                 University System, 2002 Series D-2, 5.000%, 11/01/21 -
                 FSA Insured

        1,500   Connecticut Health and Educational Facilities                         7/09 at 100.00         AAA          1,577,730
                 Authority, Revenue Bonds, Yale University
                 Issue, 2002 Series W, 5.125%, 7/01/27

        2,250   Connecticut Health and Educational Facilities                         7/13 at 100.00         AAA          2,376,383
                 Authority, Revenue Bonds, Yale University,
                 Series 2003X-1, 5.000%, 7/01/42

          500   University of Connecticut, Student Fee Revenue                       11/12 at 101.00         AAA            555,795
                 Refunding Bonds, Series 2002A, 5.250%,
                 11/15/22 - FGIC Insured

        1,350   University of Connecticut, General Obligation                         2/13 at 100.00         AAA          1,497,137
                 Bonds, Series 2003A, 5.125%, 2/15/20 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.9%

          500   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            556,295
                 Revenue Bonds, Bristol Hospital Issue, 2002 Series B,
                 5.500%, 7/01/21 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.2%

          890   Connecticut Housing Finance Authority, Housing Mortgage               5/08 at 101.50         AAA            936,182
                 Finance Program Bonds, 1997 Series D, Subseries D-2,
                 5.450%, 11/15/24

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/12 at 100.00         AAA          1,041,590
                 Finance Program Bonds, 2002 Series F, Subseries F-3,
                 5.250%, 5/15/33 (Alternative Minimum Tax)

        2,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          2,090,320
                 Finance Program Bonds, 2001 Series D, Subseries D-2,
                 5.150%, 11/15/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 12.0%

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds, Series SNH-1:
        1,000    5.000%, 6/15/22 - AMBAC Insured                                      6/12 at 101.00         AAA          1,074,200
        1,500    5.000%, 6/15/32 - AMBAC Insured                                      6/12 at 101.00         AAA          1,580,025

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Village for Families and
                Children Inc. Issue, Series A:
          430    5.000%, 7/01/18 - AMBAC Insured                                      7/12 at 101.00         AAA            474,294
          475    5.000%, 7/01/20 - AMBAC Insured                                      7/12 at 101.00         AAA            516,648
          260    5.000%, 7/01/23 - AMBAC Insured                                      7/12 at 101.00         AAA            278,164
        1,000    5.000%, 7/01/32 - AMBAC Insured                                      7/12 at 101.00         AAA          1,053,830

          500   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            522,245
                 Revenue Bonds, Health Care, Elim Park Baptist Inc. Project,
                 Series 2003, 5.750%, 12/01/23

                Connecticut Development Authority, Revenue Bonds,
                Duncaster Inc. Project, Series 2002:
          650    5.125%, 8/01/22 - RAAI Insured                                       8/12 at 101.00          AA            690,827
        1,665    4.750%, 8/01/32 - RAAI Insured                                       8/12 at 101.00          AA          1,674,224


                                       27


                             Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 42.5%

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
$         525    5.000%, 11/01/18 - FGIC Insured                                     11/12 at 100.00         Aaa        $   579,070
          525    5.000%, 11/01/19 - FGIC Insured                                     11/12 at 100.00         Aaa            575,568
          525    5.000%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         Aaa            571,657
          525    5.000%, 11/01/21 - FGIC Insured                                     11/12 at 100.00         Aaa            567,347
          525    5.000%, 11/01/22 - FGIC Insured                                     11/12 at 100.00         Aaa            564,359

        3,510   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA          3,971,003
                 Series 2001C, 5.375%, 8/15/18 - FGIC Insured

        2,500   Connecticut, General Obligation Bonds, Series 2002D,                 11/12 at 100.00          AA          2,800,850
                 5.375%, 11/15/21

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,075,980
                 5.000%, 4/15/21

          450   Farmington, Connecticut, General Obligation Bonds,                    9/12 at 101.00         Aa1            495,275
                 Series 2002, 5.000%, 9/15/20

                New Canaan, Connecticut, General Obligation Bonds,
                Series 2002, Lot A:
          950    4.240%, 5/01/18                                                      5/11 at 100.00         Aaa            979,963
          950    4.500%, 5/01/19                                                      5/11 at 100.00         Aaa            990,128
          900    4.600%, 5/01/20                                                      5/11 at 100.00         Aaa            938,493
          500    4.700%, 5/01/21                                                      5/11 at 100.00         Aaa            521,505
          755    4.750%, 5/01/22                                                      5/11 at 100.00         Aaa            786,582

        1,445   New Haven, Connecticut, General Obligation Bonds,                    11/11 at 101.00         AAA          1,645,017
                 Series 2002A, 5.250%, 11/01/17 - AMBAC Insured

        2,250   Puerto Rico Public Improvement, Refunding Series of 2001,             7/11 at 100.00         AAA          2,394,225
                 General Obligation Bonds, 5.125%, 7/01/30 - FSA Insured

                Southbury, Connecticut, General Obligation Bonds,
                Series 2002:
          500    4.250%, 12/15/14                                                    12/11 at 101.00         Aa3            537,165
          500    4.375%, 12/15/15                                                    12/11 at 101.00         Aa3            535,850
          500    4.500%, 12/15/16                                                    12/11 at 101.00         Aa3            530,015
          500    4.625%, 12/15/17                                                    12/11 at 101.00         Aa3            530,870
          500    4.625%, 12/15/18                                                    12/11 at 101.00         Aa3            531,720
          500    4.875%, 12/15/19                                                    12/11 at 101.00         Aa3            527,625
          500    4.875%, 12/15/20                                                    12/11 at 101.00         Aa3            534,615
          500    5.000%, 12/15/21                                                    12/11 at 101.00         Aa3            530,540
          500    5.000%, 12/15/22                                                    12/11 at 101.00         Aa3            538,710

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,445    4.000%, 2/15/18 - FSA Insured                                        2/12 at 100.00         AAA          1,466,733
        1,375    4.000%, 2/15/19 - FSA Insured                                        2/12 at 100.00         AAA          1,385,505
          630    4.125%, 2/15/20 - FSA Insured                                        2/12 at 100.00         AAA            636,407


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.7%

                Connecticut, Special Tax Obligation Bonds, Transportation
                Infrastructure Purpose, 2002 Series B:
        2,810    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          3,066,300
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,082,930
        1,000    5.000%, 12/01/22 - AMBAC Insured                                    12/12 at 100.00         AAA          1,077,180

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          3,643,745
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28 -
                 AMBAC Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed                    7/07 at 101.50         AAA          1,042,950
                 Government Facilities Revenue Bonds, Series 1997B,
                 5.000%, 7/01/27 - AMBAC Insured

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890    5.250%, 7/01/17                                                      7/12 at 100.00          A-            977,220
        1,000    5.250%, 7/01/20                                                      7/12 at 100.00          A-          1,076,640
        1,045    5.250%, 7/01/21                                                      7/12 at 100.00          A-          1,117,763

        3,010   Puerto Rico Public Finance Corporation, 1998 Series A Bonds,            No Opt. Call         AAA          3,453,162
                 Commonwealth Appropriation Bonds, 5.125%, 6/01/24 -
                 AMBAC Insured

          765   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+            815,689
                 Appropriation Bonds, 2002 Series E, 5.500%, 8/01/29

          750   Virgin Islands Public Finance Authority, Revenue and Refunding       10/08 at 101.00        BBB-            772,042
                 Bonds, Virgin Islands Matching Fund Loan Notes, Series 1998A,
                 Senior Lien/Refunding, 5.500%, 10/01/22


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.8%

$         400   Connecticut, Special Tax Obligation Bonds, Transportation            10/11 at 100.00         AAA        $   458,136
                 Infrastructure Purposes, 2001 Series A, 4.800%, 10/01/18
                 (Pre-refunded to 10/01/11) - FSA Insured

        2,910   Puerto Rico Public Improvement Refunding Bonds,                       7/08 at 101.00         AAA          3,355,667
                 Series 1998B, General Obligation Bonds, 5.000%, 7/01/24
                 (Pre-refunded to 7/01/08) - MBIA Insured

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,535,040
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.6%

          720   Connecticut Development Authority, Pollution Control                 10/08 at 102.00          A3            767,398
                 Revenue Refunding Bonds, Connecticut Light and Power
                 Company, Series 1993A, 5.850%, 9/01/28

        2,000   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          2,095,100
                 Resource Recovery Revenue Bonds, American Ref-Fuel
                 Company of Southeastern Connecticut, I Series 1998A,
                 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
        1,000    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/03 at 102.00         BBB          1,007,640
        1,005    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/03 at 102.00         BBB          1,004,618

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,328,648
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

          765   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00           A            813,784
                 Bonds, Bridgeport Hydraulic Company Project ,1996 Series,
                 6.000%, 9/01/36 (Alternative Minimum Tax)

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
        2,050    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          2,242,208
        1,140    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,209,446
------------------------------------------------------------------------------------------------------------------------------------
$      87,820   Total Long-Term Investments (cost $89,654,621) - 143.8%                                                  93,948,503
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.2%                                                                      3,375,426
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.0)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $65,323,929
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       29


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.1%

$       1,500   Boston, Massachusetts, Industrial Development Financing               9/12 at 102.00        Baa3        $ 1,500,165
                 Authority, Senior Revenue Bonds, Crosstown Center Project,
                 Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 29.1%

          475   Massachusetts Educational Financing Authority, Education              7/04 at 102.00         AAA            494,489
                 Loan Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax) - AMBAC Insured

        1,730   Massachusetts Educational Financing Authority, Education              1/12 at 100.00         AAA          1,904,125
                 Loan Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
                 (Alternative Minimum Tax) - AMBAC Insured

        2,090   Massachusetts Development Finance Authority, Revenue                    No Opt. Call          A3          2,444,380
                 Bonds, Series 1999P, Boston University Refunding,
                 6.000%, 5/15/29

        1,000   Massachusetts Development Finance Authority, Revenue                  7/13 at 101.00         BBB          1,010,150
                 Bonds, Massachusetts College of Pharmacy and Allied
                 Health Sciences, Series 2003C, 5.750%, 7/01/33

          890   Massachusetts Development Finance Agency, Revenue Bonds,              3/09 at 101.00           A            962,642
                 Curry College Issue, Series A, 6.000%, 3/01/20 - ACA Insured

          500   Massachusetts Development Finance Authority, Revenue                  9/11 at 101.00           A            540,315
                 Bonds, Belmont Hills School, Series 2001, 5.375%, 9/01/23

        1,500   Massachusetts Health and Educational Facilities Authority,           10/11 at 100.00         AAA          1,613,325
                 Revenue Bonds, UMASS - Worcester Campus, Series 2001B,
                 5.250%, 10/01/31 - FGIC Insured

          555   Massachusetts Health and Educational Facilities Authority,            7/13 at 100.00         AA+            600,432
                 Revenue Bonds, Williams College, Series 2003H,
                 5.000%, 7/01/21

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Wellesley College, Series 2003H:
          500    5.000%, 7/01/26                                                      7/13 at 100.00         AA+            533,655
        1,000    5.000%, 7/01/33                                                      7/13 at 100.00         AA+          1,060,540

        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds,               7/03 at 102.00         Aa1          2,691,578
                 Whitehead Institute for Biomedical Research - 1993 Issue,
                 5.125%, 7/01/26

        2,300   Massachusetts Industrial Finance Agency, Revenue Bonds,               9/08 at 101.00           A          2,364,722
                 Belmont Hill School Issue, Series 1998, 5.250%, 9/01/28

        4,000   New England Education Loan Marketing Corporation,                       No Opt. Call          A3          4,644,720
                 Massachusetts, Student Loan Revenue Bonds, Series 1992,
                 Subordinate Issue H, 6.900%, 11/01/09 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 21.0%

        3,000   Massachusetts Health and Educational Facilities Authority,            7/04 at 102.00         AAA          3,158,190
                 Revenue Bonds, New England Medical Center Hospitals
                 Issue, Series 1993G-1, 5.375%, 7/01/24 - MBIA Insured

        3,000   Massachusetts Health and Educational Facilities Authority,            7/03 at 102.00         AAA          3,069,060
                 Revenue Bonds, Lahey Clinic Medical Center Issue,
                 Series 1993B, 5.625%, 7/01/15 - MBIA Insured

          600   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA            660,882
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.375%, 5/15/19 - FGIC Insured

        2,500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          2,694,575
                 Revenue Bonds, Partners Health Care System Issue,
                 Series 2001C, 5.750%, 7/01/32

        1,395   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA          1,440,714
                 Revenue Bonds, Caregroup Issue, Series A,
                 5.000%, 7/01/25 - MBIA Insured

        1,000   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA          1,035,390
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+        $ 2,109,700
                 Revenue Bonds, Berkshire Health System Issue, Series 2001E,
                 6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,            7/12 at 101.00         BBB            964,140
                 Revenue Bonds, Caritas Christi Obligated Group,
                 Series 2002B, 6.250%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 15.8%

        2,500   Massachusetts Development Finance Agency, Revenue Bonds              10/11 at 105.00         AAA          2,915,650
                 Series 2000A, GNMA Collateralized - VOA Concord Assisted
                 Living, Inc. Project, 6.900%, 10/20/41

        1,970   Massachusetts Development Finance Agency, Assisted Living            12/09 at 102.00         N/R          1,995,118
                 Revenue Bonds, Prospect House Apartments, Series 1999,
                 7.000%, 12/01/31

        1,500   Massachusetts Development Finance Agency, Assisted Living             3/12 at 105.00         AAA          1,673,970
                 Facility Revenue Bonds, Arbors at Chicopee Project,
                 GNMA Collateralized, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

          195   Massachusetts Housing Finance Agency, Housing Project Revenue        10/03 at 102.00          A+            199,163
                 Bonds, 1993 Series A Refunding, 6.300%, 10/01/13

        1,460   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 101.00         AAA          1,589,852
                 Mortgage Revenue Bonds, 1999 Series D, 5.500%, 7/01/13
                 (Alternative Minimum Tax) - AMBAC Insured

        1,865   Massachusetts Housing Finance Agency, Rental Housing                  1/05 at 102.00         AAA          1,960,134
                 Mortgage Revenue Bonds, 1995 Series A, FHA-Insured
                 Mortgage Loans, 7.350%, 1/01/35 (Alternative Minimum
                 Tax) - AMBAC Insured

        1,000   Somerville Housing Authority, Massachusetts, Mortgage                 5/12 at 103.00         AAA          1,071,800
                 Revenue Bonds, Clarendon Hill Towers Project, GNMA
                 Collateralized, Series 2002 Refunding, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.0%

        1,270   Boston, Massachusetts, Revenue Bonds, Deutsches Altenheim,           10/08 at 105.00         AAA          1,404,963
                 Incorporated Project, FHA-Insured Mortgage, Series 1998A,
                 6.125%, 10/01/31

        2,000   Massachusetts Industrial Finance Agency, Health Care                  5/07 at 102.00         A-1          2,052,480
                 Facilities Revenue Bonds, Series 1997B, Jewish Geriatric
                 Services Inc. Obligated Group, 5.500%, 5/15/27

          805   Massachusetts Industrial Finance Agency, Revenue Bonds,               2/06 at 102.00         AAA            858,227
                 Heights Crossing Limited Partnership Issue, FHA-Insured
                 Project, Series 1995, 6.000%, 2/01/15 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 22.0%

        1,000   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA          1,090,930
                 Series 2003, 5.000%, 2/01/21 - FSA Insured

        2,500   Massachusetts Bay Transportation Authority, General                     No Opt. Call         AAA          3,378,300
                 Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

        4,275   Massachusetts, General Obligation Bonds, Consolidated Loan              No Opt. Call         AAA          5,334,815
                 of 2001 Series D, 6.000%, 11/01/13 - MBIA Insured

        1,865   Massachusetts, General Obligation Bonds, Consolidated Loan            1/13 at 100.00         Aa2          1,983,950
                 of 2003 Series A, 5.000%, 1/01/22

          980   Monson, Massachusetts, General Obligation Bonds,                      5/12 at 101.00         Aaa          1,081,832
                 Series 2002, 5.250%, 5/15/22 - AMBAC Insured

        1,000   Narragansett Regional School District, Massachusetts,                 6/10 at 101.00         Aaa          1,229,840
                 General Obligation Bonds, Series 2000, 6.500%, 6/01/16 -
                 AMBAC Insured

        1,615   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          1,756,716
                 Series 2003, State Qualified, 5.250%, 1/15/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 2.5%

        1,500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,815,885
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.8%

        1,300   Massachusetts Development Finance Agency Revenue Bonds,               6/09 at 101.00          AA          1,482,195
                 Worcester Redevelopment Authority Issue, Series 1999,
                 6.000%, 6/01/24 - RAAI Insured

        4,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          4,218,680
                 5.000%, 7/01/33 - MBIA Insured

        4,000   Massachusetts Port Authority, Special Facilities Revenue              9/06 at 102.00         AAA          4,225,000
                 Bonds, US Air Project, Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax) - MBIA Insured


                                       31


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 28.6%

                Barnstable, Massachusetts, General Obligation Bonds:
$       1,020    5.750%, 9/15/10 (Pre-refunded to 9/15/04)                            9/04 at 102.00      AA+***        $ 1,101,590
        1,020    5.750%, 9/15/11 (Pre-refunded to 9/15/04)                            9/04 at 102.00      AA+***          1,101,590

        4,375   Lowell, Massachusetts, General Obligation State Qualified            11/03 at 102.00         AAA          4,546,413
                 Bonds, 5.600%, 11/01/12 - FSA Insured (Pre-refunded
                 to 11/01/03)

        1,250   Massachusetts, General Obligation Bonds, Consolidated Loan,           2/10 at 101.00         AAA          1,517,888
                 Series 2000A, 6.000%, 2/01/14 (Pre-refunded to 2/01/10)

        2,500   Massachusetts Health and Educational Facilities Authority,              No Opt. Call         AAA          2,802,400
                 Revenue Bonds, Malden Hospital Issue, FHA-Insured Project,
                 Series 1982A, 5.000%, 8/01/16

        2,000   Massachusetts Health and Educational Facilities Authority,            7/06 at 100.00         Aaa          2,140,220
                 Revenue Bonds, Daughters of Charity National Health
                 System - Carney Hospital, Series 1994D, 6.100%, 7/01/14
                 (Pre-refunded to 7/01/06)

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital Issue, FHA-Insured
                Project, Series 1994B:
        1,295    6.125%, 2/15/15 (Pre-refunded to 2/15/04)                            2/04 at 102.00      Aa2***          1,367,662
        1,000    6.000%, 2/15/25 (Pre-refunded to 2/15/04)                            2/04 at 102.00      Aa2***          1,055,230

        1,000   Massachusetts Health and Educational Facilities Authority,            2/07 at 102.00      Aa2***          1,179,810
                 Revenue Refunding Bonds, Youville Hospital Issue,
                 FHA-Insured Project, Series 1997A, 6.250%, 2/15/41
                 (Pre-refunded to 2/15/07)

          410   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA            459,307
                 Revenue Bonds, Caregroup Issue, Series A,
                 5.000%, 7/01/25 - MBIA Insured

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/03 at 100.00         AAA          1,575,110
                 13.000%, 7/01/13

        1,500   Massachusetts Industrial Finance Agency, Revenue Bonds,               9/08 at 102.00         AAA          1,771,425
                 Phillips Academy Issue, Series 1993, 5.375%, 9/01/23
                 (Pre-refunded to 9/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 4.8%

        1,000   Massachusetts Development Finance Agency, Resource                    1/12 at 101.00         AAA          1,137,870
                 Recovery Revenue Bonds, SEMASS System, Series 2001A,
                 5.625%, 1/01/16 - MBIA Insured

        2,500   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,331,724
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$      95,650   Total Long-Term Investments (cost $96,908,287) - 145.7%                                                 104,905,628
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      1,096,963
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.2)%                                                        (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $72,002,591
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       32


                            Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.6%

$         500   Boston, Massachusetts, Industrial Development Financing               9/12 at 102.00        Baa3        $   500,055
                 Authority, Senior Revenue Bonds, Crosstown Center Project,
                 Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 27.4%

        1,500   Massachusetts Educational Financing Authority, Educational            7/10 at 100.00         AAA          1,597,890
                 Loan Revenue Bonds, Issue E, Series 2001,
                 5.300%, 1/01/16 (Alternative Minimum Tax) - AMBAC Insured

        2,000   Massachusetts Development Finance Authority, Revenue                  5/29 at 105.00          A3          2,331,880
                 Bonds, Series 1999P, Boston University Refunding,
                 6.000%, 5/15/59

        1,000   Massachusetts Health and Educational Facilities Authority,           10/09 at 101.00         Aaa          1,049,170
                 Revenue Bonds, Brandeis University, Series 1999J,
                 5.000%, 10/01/26 - MBIA Insured

        2,000   Massachusetts Health and Educational Facilities Authority,            2/11 at 100.00         AA-          2,176,840
                 Revenue Bonds, Tufts University, Series 2001I,
                 5.500%, 2/15/36

        1,250   University of Massachusetts Building Authority, Project              11/10 at 100.00         AAA          1,378,425
                 Revenue Bonds, Senior Series 2000-2, 5.250%, 11/01/20 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.7%

        1,000   Massachusetts Health and Educational Facilities Authority,            7/09 at 101.00         AA-          1,053,370
                 Revenue Bonds, Partners Health Care System Issue,
                 Series 1999B, 5.125%, 7/01/19

        1,000   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          1,077,830
                 Revenue Bonds, Partners Health Care System Issue,
                 Series 2001C, 5.750%, 7/01/32

        1,250   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,311,213
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,            1/12 at 101.00          A-            400,241
                 Revenue Bonds, Covenant Health Systems Obligated
                 Group, Series 2002, 6.000%, 7/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          1,054,850
                 Revenue Bonds, Berkshire Health System Issue,
                 Series 2001E, 6.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.3%

        1,000   Massachusetts Development Finance Agency, Assisted Living             3/12 at 105.00         AAA          1,115,980
                 Facility Revenue Bonds, Arbors at Chicopee Project, GNMA
                 Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative
                 Minimum Tax)

        1,250   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          1,330,125
                 Mortgage Revenue Bonds, 2001 Series A, 5.850%, 7/01/35
                 (Alternative Minimum Tax) - AMBAC Insured

        1,000   Somerville Housing Authority, Massachusetts, Mortgage Revenue         5/12 at 103.00         AAA          1,071,800
                 Bonds, Clarendon Hill Towers Project, GNMA Collateralized,
                 Series 2002 Refunding, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.3%

          905   Massachusetts Housing Finance Agency, Single Family                  12/04 at 102.00          AA            943,508
                 Housing Revenue Bonds, Series 1994-36,
                 6.600%,12/01/26 (Alternative Minimum Tax)

        1,835   Massachusetts Housing Finance Agency, Single Family                   6/10 at 100.00         AAA          1,937,301
                 Housing Revenue Bonds, Series 2001-82,
                 5.375%, 12/01/20 (Alternative Minimum Tax) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

          655   Massachusetts Development Finance Agency, First Mortgage              7/11 at 102.00        BBB-            680,820
                 Revenue Bonds, Edgecombe Project, Series 2001A,
                 6.750%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 26.2%

        1,000   Boston, Massachusetts, General Obligation Bonds,                      2/11 at 100.00         Aa2          1,084,050
                 Series 2001A, 5.000%, 2/01/20

        2,000   Brookline, Massachusetts, General Obligation Bonds,                   4/10 at 101.00         Aaa          2,290,360
                 Series 2000, 5.375%, 4/01/17

          440   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA            480,009
                 Series 2003, 5.000%, 2/01/21 - FSA Insured


                                       33


                            Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,675   Lawrence, Massachusetts, General Obligation Bonds,                    2/11 at 100.00         Aaa        $ 1,812,652
                 Series 2001, 5.000%, 2/01/21 - AMBAC Insured

        1,020   Massachusetts Bay Transportation Authority, General                   3/07 at 101.00         AAA          1,053,884
                 Transportation System Bonds, 1997 Series A,
                 5.000%, 3/01/27 - FGIC Insured

          750   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         Aa2            895,380
                 2002 Series D, 5.500%, 8/01/19

          500   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA            543,875
                 Series 2003, State Qualified, 5.250%, 1/15/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.0%

        1,000   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA          1,073,820
                 Bonds, 2000 Series A, 5.250%, 7/01/30

        1,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,            8/09 at 101.00         AAA          1,189,160
                 6.000%, 8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds,              10/10 at 101.00        BBB-          1,162,320
                 Virgin Islands Gross Receipts Taxes Loan Note,
                 Series 1999A, 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.2%

        2,000   Massachusetts Port Authority, Revenue Bonds,                          7/08 at 101.00         AAA          2,066,400
                 Series 1998-D, 5.000%, 7/01/28 - FGIC Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          1,100,190
                 Bonds, BOSFUEL Project, Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.4%

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,223,430
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        1,250   Massachusetts, General Obligation Bonds, Consolidated                10/10 at 100.00         AAA          1,510,000
                 Loan Series 2000C, 5.750%,10/01/19 (Pre-refunded
                 to 10/01/10)

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,133,760
                 Obligation Bonds, 2000 Series A, 5.500%,10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.0%

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            932,690
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2%

        2,000   Boston Water and Sewer Commission, Massachusetts,                    11/08 at 101.00         AAA          2,073,080
                 General Revenue Bonds, Senior Series, 1998 Series D,
                 5.000%, 11/01/28 - FGIC Insured

        1,750   Massachusetts Water Pollution Abatement Trust, Water                  8/09 at 101.00         AAA          2,001,038
                 Pollution Abatement Revenue Bonds, MWRA Program,
                 Subordinate Series 1999A, 5.750%, 8/01/29

          300   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA            342,887
                 Bonds, 2000 Series A, 5.750%, 8/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      41,205   Total Long-Term Investments (cost $41,619,636) - 144.5%                                                  44,980,283
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.7%                                                                      1,154,109
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.2)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $31,134,392
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                                       34


                            Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.0%

$         500   Massachusetts Development Finance Authority, Revenue                  7/13 at 101.00         BBB        $   543,475
                 Bonds, Massachusetts College of Pharmacy and
                 Allied Health Sciences, Series 2003C, 6.375%, 7/01/23

        1,195   Massachusetts Development Finance Authority, Revenue Bonds,           5/13 at 101.00          A+          1,274,217
                  Lawrence Academy Project, Series 2003, 5.250%, 5/01/25

        3,000   Massachusetts Development Finance Authority, Revenue                    No Opt. Call         AAA          3,690,630
                 Bonds, Series 2002A, WGBH Educational Foundation,
                 5.750%, 1/01/42 - AMBAC Insured

        2,000   Massachusetts Health and Educational Facilities Authority,           11/12 at 100.00         AAA          2,108,540
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/13 at 100.00         AA+          1,057,180
                 Revenue Bonds, Williams College, Series 2003H,
                 5.000%, 7/01/33


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.6%

        1,500   Maine Health and Higher Educational Facilities Authority,             7/13 at 100.00         AAA          1,575,735
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/32 -
                 MBIA Insured

        2,500   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,599,700
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA          1,032,770
                 Revenue Bonds, Caregroup Issue, Series 1998A,
                 5.000%, 7/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 12.9%

        1,750   Massachusetts Development Finance Authority, Revenue Bonds,          12/12 at 105.00         AAA          1,965,862
                 Neville Communities, GNMA Collateral, Series 2002A,
                 6.000%, 6/20/44

        1,265   Massachusetts Housing Finance Agency, Rental Housing                  7/12 at 100.00         AAA          1,311,185
                 Mortgage Revenue Bonds, 2002 Series H, 5.200%, 7/01/42 -
                 FSA Insured

        2,000   Massachusetts Housing Finance Agency, Housing Bonds,                 12/12 at 100.00         AA-          2,055,580
                 2003 Series H, 5.125%, 6/01/43


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 64.4%

        1,605   Bridgewater and Raynham Regional School District,                     6/12 at 101.00         Aaa          1,756,801
                 Plymouth County, Massachusetts, General Obligation
                 Bonds, Series 2003, 5.000%, 6/15/20 - FSA Insured

                Fall River, Massachusetts, General Obligation Bonds,
                Series 2003:
        2,090    5.250%, 2/01/15 - FSA Insured                                        2/13 at 101.00         AAA          2,443,022
        2,140    5.250%, 2/01/16 - FSA Insured                                        2/13 at 101.00         AAA          2,480,239

                Littleton, Massachusetts, General Obligation Bonds,
                Series 2003:
        1,380    5.000%, 1/15/20 - FGIC Insured                                       1/13 at 101.00         AAA          1,522,582
        1,280    5.000%, 1/15/21 - FGIC Insured                                       1/13 at 101.00         AAA          1,401,395

        1,000   Massachusetts Bay Transportation Authority, General                   3/08 at 101.00         AAA          1,085,850
                 Transportation System Bonds, 1998 Series A,
                 5.000%, 3/01/18 - MBIA Insured

        2,000   Massachusetts, General Obligation Bonds, Consolidated                   No Opt. Call         AAA          2,413,640
                 Loan of 2002 Series D, 5.500%, 8/01/18 - FGIC Insured

        2,000   Massachusetts, General Obligation Bonds, Consolidated                   No Opt. Call         AAA          2,414,640
                 Loan, Series 2002C, 5.500%, 11/01/15 - MBIA Insured

                Maynard, Massachusetts, General Obligation Bonds,
                Series 2003:
        1,025    5.500%, 2/01/18 - MBIA Insured                                       2/13 at 101.00         Aaa          1,199,681
        1,025    5.500%, 2/01/19 - MBIA Insured                                       2/13 at 101.00         Aaa          1,191,419

        1,250   Northampton, Massachusetts, General Obligation Bonds,                 9/12 at 101.00         Aaa          1,374,338
                 Series 2002, 5.000%, 9/01/19 - MBIA Insured

        1,500   Pittsfield, Massachusetts, General Obligation Bonds,                  4/12 at 101.00         AAA          1,664,970
                 Series 2002, 5.000%, 4/15/18 - MBIA Insured


                                       35


                            Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Puerto Rico Public Improvement, General Obligation Bonds,
                Series 2002A:
$       1,500    5.500%, 7/01/19 - FGIC Insured                                         No Opt. Call         AAA        $ 1,815,885
          500    5.000%, 7/01/32 - FGIC Insured                                       7/12 at 100.00         AAA            528,970

        3,000   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          3,273,210
                 Series 2003, State Qualified, 5.250%, 1/15/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.0%

        2,000   Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds,            5/13 at 100.00         AAA          2,111,200
                 Series 2002, 5.000%, 5/01/32 - AMBAC Insured

        1,500   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          1,579,725
                 Tax Revenue Bonds, Series 2002A Refunding,
                 5.000%, 7/01/27 - FGIC Insured

        2,790   Massachusetts State College Building Authority, Project               5/13 at 100.00         AAA          3,050,446
                 Revenue Bonds, Series 2003A Refunding,
                 5.250%, 5/01/22 - XLCA Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, 2002 Series A:
        1,000    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA          1,055,190
        1,500    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          1,579,245

          500   Puerto Rico Highway and Transportation Authority,                     7/12 at 100.00         AAA            528,970
                 Transportation Revenue Bonds, Series 2002D,
                 5.000%, 7/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.4%

        3,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          3,172,290
                 5.000%, 7/01/28 (DD, settling 6/02/03) - MBIA Insured

        1,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          1,539,975
                 System Revenue Bonds, 1997 Series A Senior,
                 5.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.6%

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,637,040
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          1,080,340
                 2002 Series II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        1,000   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          1,171,929
                 Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      58,295   Total Long-Term Investments (cost $61,067,622) - 155.7%                                                  64,287,866
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (6.1)%                                                                   (2,491,314)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (20,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $41,296,552
                ====================================================================================================================


                         At least 80% of the Fund's net assets are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S.
                         Government agency securities (also ensuring the timely payment of principal and interest), or (ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

                                       36


                            Nuveen Missouri Premium Income Municipal Fund (NOM)

                            Portfolio of
                                    INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.2%

$       1,000   Missouri State Development Finance Board, Solid Waste Disposal          No Opt. Call         AA-        $ 1,108,570
                 Revenue Bonds, Procter & Gamble Paper Products Company
                 Project, Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2%

        1,400   Missouri Health and Educational Facilities Authority,                 6/10 at 100.00        Baa2          1,500,982
                 Educational Facilities Revenue Bonds, Maryville University
                 of St. Louis Project, Series 2000, 6.750%, 6/15/30

          500   Missouri Health and Educational Facilities Authority,                 2/08 at 101.00          A3            529,930
                 Educational Facilities Revenue Bonds, St. Louis Priory
                 School Project, Series 2000, 5.650%, 2/01/25

          365   Missouri Health and Educational Facilities Authority,                 4/11 at 100.00         Aaa            416,648
                 Educational Facilities Revenue Bonds, Webster University,
                 Series 2001, 5.500%, 4/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 22.5%

        1,800   Johnson County, Missouri, Hospital Revenue Bonds,                     6/10 at 100.00          AA          2,017,872
                 Western Missouri Medical Center Project, Series 2000,
                 6.000%, 6/01/20 - RAAI Insured

        2,500   Missouri Health and Educational Facilities Authority,                 6/11 at 101.00         AAA          2,666,125
                 Revenue Bonds, SSM Health Care, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured

          500   Missouri Health and Educational Facilities Authority,                 6/11 at 101.00         AAA            534,570
                 Health Facilities Revenue Bonds, St. Luke's Episcopal-
                 Presbyterian Hospitals, Series 2001, 5.250%, 12/01/26 -
                 FSA Insured

          425   Missouri Health and Educational Facilities Authority, Health          2/06 at 102.00        BBB+            446,199
                 Facilities Revenue Bonds, Lake of the Ozarks General
                 Hospital Inc., Series 1996, 6.500%, 2/15/21

        1,000   Missouri Health and Educational Facilities Authority, Health         12/10 at 101.00           A          1,077,480
                 Facilities Revenue Bonds, St. Anthony's Medical Center,
                 Series 2000, 6.250%, 12/01/30

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County          6/10 at 100.00         N/R            961,932
                 Memorial Hospital, Series 2000, 7.250%, 6/15/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.3%

          920   Missouri Housing Development Commission, Multifamily                 12/11 at 100.00          AA          1,002,542
                 Housing Revenue Bonds, 2001 Series II, 5.250%, 12/01/16

        1,250   Industrial Development Authority, St. Charles County,                 4/08 at 102.00         AAA          1,294,488
                 Missouri, Multifamily Housing Revenue Bonds, Ashwood
                 Apartments Project, Series 1998A, 5.600%, 4/01/30
                 (Alternative Minimum Tax) - FSA Insured

          545   Industrial Development Authority, St. Louis County, Missouri,         4/07 at 102.00         AAA            585,510
                 Multifamily Housing Revenue Refunding Bonds, GNMA
                 Collateralized - South Summit Apartments Project),
                 Series 1997A, 5.950%, 4/20/17

          600   Industrial Development Authority, St. Louis County, Missouri,         4/07 at 102.00         AAA            638,958
                 Multifamily Housing Revenue Refunding Bonds, GNMA
                 Collateralized - South Summit Apartments Project,
                 Series 1997B, 6.000%, 10/20/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.0%

          525   Missouri Housing Development Commission, Single Family                3/06 at 105.00         AAA            547,250
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 1995 Series C, 7.250%, 9/01/26 (Alternative Minimum Tax)

          895   Missouri Housing Development Commission, Single Family                9/06 at 105.00         AAA            921,931
                 Mortgage Revenue Bonds, Homeownership Program,
                 1996 Series B, 7.550%, 9/01/27 (Alternative Minimum Tax)

          545   Missouri Housing Development Commission, Single Family                3/10 at 100.00         AAA            585,521
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 2000 Series B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)


                                       37


                            Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.0%

$         500   Lees Summit Reorganized School District.7, Jackson                    3/12 at 100.00         AAA        $   558,855
                 County, Missouri, General Obligation Bonds, Series 2002
                 Refunding and Improvement, 5.250%, 3/01/18 - FSA Insured

        1,000   Missouri, General Obligation Bonds, Fourth State Building            10/12 at 100.00         AAA          1,113,900
                 Refunding, Series 2002A, 5.000%, 10/01/18

        2,020   Ritenour Consolidated School District, St. Louis County,                No Opt. Call         AAA          2,635,757
                 Missouri, General Obligation Bonds, Series 1995,
                 7.375%, 2/01/12 - FGIC Insured

        1,500   Francis Howell School District, St. Charles County, Missouri,           No Opt. Call         AAA          1,791,135
                 General Obligation Bonds, Series 1994A Refunding,
                 7.800%, 3/01/08 - FGIC Insured

        1,000   Pattonville R-3 School District, St. Louis County, Missouri,          3/10 at 101.00         AAA          1,169,080
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17 -
                 FGIC Insured

          895   Board of Education of St. Louis, Missouri, General Obligation           No Opt. Call         AAA          1,110,999
                 Bonds, Series 1993A Refunding, 8.500%, 4/01/07 -
                 FGIC Insured

          625   Reeds Spring Reorganized School District No. R-IV, Stone                No Opt. Call         AAA            811,281
                 County, Missouri, General Obligation School Building
                 Refunding and Improvement Bonds, Series 1995,
                 7.600%, 3/01/10 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 24.1%

          750   Fenton, Missouri, Tax Increment Bonds, Gravois Bluffs Project,       10/12 at 100.00         N/R            774,683
                 Series 2002 Refunding and Improvement, 6.125%, 10/01/21

        1,000   Land Clearance for Redevelopment Authority, Kansas City,             12/05 at 102.00         AAA          1,120,070
                 Missouri, Lease Revenue Bonds, Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Projects, Series 1995A, 5.900%,
                 12/01/18 - CAP GTY/FSA Insured

        2,000   Kansas City, Missouri Development Finance Board,                      4/10 at 100.00         AAA          2,298,380
                 Infrastructure Facilities Revenue Bonds, Midtown
                 Redevelopment Projects, Series 2000A, 5.750%, 4/01/22 -
                 MBIA Insured

          450   Monarch-Chesterfield Levee District, St. Louis County,                3/10 at 101.00         AAA            523,544
                 Missouri, Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19 - MBIA Insured

        1,000   St. Louis, Missouri, Municipal Finance Corporation, Leasehold         2/12 at 100.00         Aaa          1,174,560
                 Revenue Bonds, Carnahan Courthouse Project, Series 2002A,
                 5.750%, 2/15/16 - FGIC Insured

        2,000   Springfield, Missouri, Public Building Corporation,                   6/10 at 100.00         AAA          2,363,040
                 Leasehold Revenue Bonds, Jordan Valley Park Projects,
                 Series 2000A, 6.125%, 6/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

          500   Kansas City, Missouri, Passenger Facility Charge Revenue              4/11 at 101.00         AAA            517,450
                 Bonds, Kansas City International Airport, Series 2001,
                 5.000%, 4/01/23 (Alternative Minimum Tax) - AMBAC Insured

        1,000   St. Louis, Missouri, Land Clearance for Redevelopment                 9/09 at 102.00         N/R          1,090,650
                 Authority, Tax Exempt Parking Facility, Revenue Refunding
                 and Improvement Bonds, LCRA Parking Facilities Project,
                 Series 1999C, 7.000%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.7%

          675   Missouri Health and Educational Facilities Authority, Health          2/06 at 102.00     BBB+***            777,094
                 Facilities Revenue Bonds, Lake of the Ozarks General
                 Hospital Inc., Series 1996, 6.500%, 2/15/21 (Pre-refunded
                 to 2/15/06)

          825   Missouri Health and Educational Facilities Authority,                 3/10 at 101.00         Aaa          1,000,865
                 Educational Facilities Revenue Bonds, Washington
                 University, Series 2000A, 6.000%, 3/01/30 (Pre-refunded
                 to 3/01/10)

          530   Missouri State Environmental Improvement and Energy                   7/04 at 102.00         AAA            569,109
                 Resources Authority, Water Pollution Control Revenue Bonds,
                 State Revolving Fund Program-- City of Branson Project,
                 Series 1995A, 6.050%, 7/01/16 (Pre-refunded to 7/01/04) -
                 FSA Insured

          540   Missouri State Environmental Improvement & Energy                     1/06 at 101.00         Aaa            606,884
                 Resources Authority, Water Pollution Control Revenue
                 Bonds, State Revolving Fund, Multi-Participant Program,
                 Series 1996D, 5.875%, 1/01/15 (Pre-refunded to 1/01/06)

        1,000   St. Charles, Missouri, School District, General Obligation            3/06 at 100.00      AA+***          1,114,310
                 Bonds, Series 1996A, 5.625%, 3/01/14 (Pre-refunded
                 to 3/01/06)

        1,000   St. Louis County, Missouri, Certificates of Receipt, GNMA               No Opt. Call         AAA          1,187,000
                 Collateralized Mortgage Revenue Bonds, Series 1993D,
                 5.650%, 7/01/20 (Alternative Minimum Tax)


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,275   St. Louis, Missouri, Municipal Finance Corporation,                   2/05 at 100.00         AAA        $ 1,385,912
                 Leasehold Revenue Bonds, Series 1992, 6.250%, 2/15/12
                 (Pre-refunded to 2/15/05) - FGIC Insured

        1,600   St. Louis, Missouri, Municipal Finance Corporation, Leasehold         2/06 at 102.00         AAA          1,814,880
                 Revenue Bonds, City Justice Center Project, Series 1996A,
                 5.750%, 2/15/11 (Pre-refunded to 2/15/06) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.5%

          600   Sikeston, Missouri, Electric System Revenue Refunding Bonds,            No Opt. Call         AAA            746,040
                 1996 Series, 6.000%, 6/01/13 - MBIA Insured

        2,300   Springfield, Missouri, Public Utilities Board Certificates           12/09 at 100.00         AAA          2,522,065
                 of Participation, Series 2001, 5.000%, 12/01/17 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.4%

          350   State Environmental Improvement and Energy Resources                    No Opt. Call         Aaa            446,099
                 Authority, Missouri, Water Pollution Control Revenue Bonds,
                 State Revolving Fund Program - City of Kansas City Project,
                 Series 1997C, 6.750%, 1/01/12

          470   State Environmental Improvement and Energy Resources                  7/04 at 102.00         AAA            501,767
                 Authority, Missouri, Water Pollution Control Revenue Bonds,
                 State Revolving Fund Program - City of Branson Project,
                 Series 1995A, 6.050%, 7/01/16 - FSA Insured

          210   State Environmental Improvement & Energy Resources                    1/06 at 101.00         Aaa            232,286
                 Authority, Missouri, Water Pollution Control Revenue
                 Bonds, State Revolving Fund, Multi-Participant Program,
                 Series 1996D, 5.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
$      43,335   Total Long-Term Investments (cost $43,955,915) - 142.6%                                                  48,794,203
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      1,433,359
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.7)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $34,227,562
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       39


                            Statement of
                                ASSETS AND LIABILITIES May 31, 2003


                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT      CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $109,704,467, $52,266,608,
   $49,880,727 and $89,654,621, respectively)                       $118,581,779      $55,862,251       $54,241,009     $93,948,503
Cash                                                                     144,204          661,735           114,026         339,219
Receivables:
   Interest                                                            1,771,224          691,987           597,134       1,300,261
   Investments sold                                                      390,630        1,937,784             5,019       1,807,727
Other assets                                                               9,384           10,376            22,285           6,042
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   120,897,221       59,164,133        54,979,473      97,401,752
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --               --                --              --
Payable for investments purchased                                             --               --                --              --
Accrued expenses:
   Management fees                                                        66,309           17,434            16,194          29,717
   Organization and offering costs                                            --               --                --              --
   Other                                                                  37,177           19,708            20,795          43,285
Preferred share dividends payable                                          1,681            2,349             1,266           4,821
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  105,167           39,491            38,255          77,823
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                38,300,000       19,500,000        17,500,000      32,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $  82,492,054      $39,624,642       $37,441,218     $65,323,929
====================================================================================================================================
Common shares outstanding                                              5,301,244        2,551,003         2,307,260       4,337,555
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $       15.56      $     15.53       $     16.23     $     15.06
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $      53,012      $    25,510       $    23,073     $    43,376
Paid-in surplus                                                       73,534,521       36,138,646        32,684,152      61,211,854
Undistributed (Over-distribution of) net investment income               796,522          245,776           203,941          39,849
Accumulated net realized gain (loss) from investments                   (769,313)        (380,933)          169,770        (265,032)
Net unrealized appreciation of investments                             8,877,312        3,595,643         4,360,282       4,293,882
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 82,492,054       $39,624,642       $37,441,218     $65,323,929
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       40

                                                                                                            INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS         MISSOURI
                                                                         PREMIUM         DIVIDEND          TAX-FREE          PREMIUM
                                                                          INCOME        ADVANTAGE         ADVANTAGE           INCOME
                                                                           (NMT)            (NMB)             (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $96,908,287, $41,619,636
   $61,067,622 and $43,955,915, respectively)                       $104,905,628      $44,980,283       $64,287,866     $48,794,203
Cash                                                                          --          167,615                --         456,111
Receivables:
   Interest                                                            1,437,729          686,573           848,806         882,768
   Investments sold                                                       10,000          325,000                --         132,325
Other assets                                                               7,730            9,661             7,529           3,328
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   106,361,087       46,169,132        65,144,201      50,268,735
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           264,251               --           106,748              --
Payable for investments purchased                                             --               --         3,153,890              --
Accrued expenses:
   Management fees                                                        58,187           13,598            17,147          27,556
   Organization and offering costs                                            --               --            13,500              --
   Other                                                                  34,939           20,093            54,477          12,582
Preferred share dividends payable                                          1,119            1,049             1,887           1,035
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  358,496           34,740         3,347,649          41,173
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                34,000,000       15,000,000        20,500,000      16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 72,002,591      $31,134,392       $41,296,552     $34,227,562
====================================================================================================================================
Common shares outstanding                                              4,706,995        1,945,344         2,707,975       2,222,499
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      15.30      $     16.00       $     15.25     $     15.40
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     47,070      $    19,453       $    27,080     $    22,225
Paid-in surplus                                                       65,270,235       27,524,365        38,129,482      29,865,422
Undistributed (Over-distributed of) net investment income                813,281          190,315          (124,606)        344,130
Accumulated net realized gain (loss) from investments                 (2,125,336)          39,612            44,352        (842,503)
Net unrealized appreciation of investments                             7,997,341        3,360,647         3,220,244       4,838,288
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 72,002,591      $31,134,392       $41,296,552     $34,227,562
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited         Unlimited       Unlimited
   Preferred                                                           Unlimited        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       41


                            Statement of
                                    OPERATIONS Year Ended May 31, 2003

                                                                     CONNECTICUT      CONNECTICUT       CONNECTICUT     CONNECTICUT
                                                                         PREMIUM         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NTC)            (NFC)             (NGK)          (NGO)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 6,195,536       $2,857,148        $2,552,913      $2,469,506
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          762,454          372,087           342,380         382,242
Preferred shares - auction fees                                           97,322           50,794            43,082          42,642
Preferred shares - dividend disbursing agent fees                         10,000           10,000            10,000           5,425
Shareholders' servicing agent fees and expenses                           20,552            1,765             1,898           2,119
Custodian's fees and expenses                                             41,968           23,175            30,959          21,307
Trustees' fees and expenses                                                1,597              741               704             942
Professional fees                                                         11,092            6,432             9,414          12,284
Shareholders' reports - printing and mailing expenses                     23,132            3,938            11,440          20,405
Stock exchange listing fees                                               10,479               39                87             164
Investor relations expense                                                13,450            3,272             4,204           6,895
Other expenses                                                            11,865            8,451             8,263           1,447
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   1,003,911          480,694           462,431         495,872
   Custodian fee credit                                                   (6,687)          (3,735)          (14,647)        (11,292)
   Expense reimbursement                                                      --         (171,732)         (158,022)       (188,180)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             997,224          305,227           289,762         296,400
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  5,198,312        2,551,921         2,263,151       2,173,106
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                              1,504,009         (278,778)          325,473        (265,032)
Change in net unrealized appreciation (depreciation) of investments    4,082,959        3,304,347         3,671,087       4,293,882
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              5,586,968        3,025,569         3,996,560        4,028,850
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (358,883)        (170,791)         (169,519)       (163,989)
From accumulated net realized gains from investments                          --               --           (11,970)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (358,883)        (170,791)         (181,489)       (163,989)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                  $10,426,397       $5,406,699        $6,078,222      $6,037,967
====================================================================================================================================

*    For the period September 26, 2002 (commencement of operations) through May
     31, 2003.

                                 See accompanying notes to financial statements.

                                       42

                                                                                                            INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS     MASSACHUSETTS        MISSOURI
                                                                         PREMIUM         DIVIDEND          TAX-FREE         PREMIUM
                                                                          INCOME        ADVANTAGE         ADVANTAGE          INCOME
                                                                           (NMT)            (NMB)             (NGX)**         (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $5,502,207       $2,269,513        $1,067,617      $2,585,636
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          674,048          286,884           178,382         316,703
Preferred shares - auction fees                                           85,830           39,073            18,133          39,495
Preferred shares - dividend disbursing agent fees                         10,000           10,000             3,699          10,000
Shareholders' servicing agent fees and expenses                           11,673            1,150             1,197           8,281
Custodian's fees and expenses                                             35,347           17,079             8,461          25,342
Trustees' fees and expenses                                                1,383              477               395             577
Professional fees                                                         13,379            9,735             9,215           9,268
Shareholders' reports - printing and mailing expenses                     24,601            3,110             6,315          12,252
Stock exchange listing fees                                               11,698              285               100             416
Investor relations expense                                                13,548            2,350             2,348           7,148
Other expenses                                                            12,080            6,630             1,258           9,038
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     893,587          376,773           229,503         438,520
   Custodian fee credit                                                  (10,776)          (2,001)           (5,172)         (6,623)
   Expense reimbursement                                                      --         (132,408)          (87,819)             --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             882,811          242,364           136,512         431,897
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,619,396        2,027,149           931,105       2,153,739
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                               (16,814)          133,861            44,352         (15,252)
Change in net unrealized appreciation (depreciation) of investments    3,635,536        3,241,102         3,220,244       2,231,265
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              3,618,722        3,374,963         3,264,596       2,216,013
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                              (315,608)        (139,815)          (81,083)       (161,228)
From accumulated net realized gains from investments                          --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                         (315,608)        (139,815)          (81,083)       (161,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                   $7,922,510       $5,262,297        $4,114,618      $4,208,524
====================================================================================================================================

**   For the period November 22, 2002 (commencement of operations) through May
     31, 2003.

                                 See accompanying notes to financial statements.

                                       43


                            Statement of
                                  CHANGES IN NET ASSETS

                                                                             CONNECTICUT                        CONNECTICUT
                                                                         PREMIUM INCOME (NTC)            DIVIDEND ADVANTAGE (NFC)
                                                                    ------------------------------      ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         5/31/03           5/31/02          5/31/03         5/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 5,198,312       $ 5,259,938      $ 2,551,921     $ 2,549,084
Net realized gain (loss) from investments                              1,504,009           544,946         (278,778)        (44,913)
Change in net unrealized appreciation
   (depreciation) of investments                                       4,082,959           474,512        3,304,347         840,819
Distributions to Preferred Shareholders:
   From net investment income                                           (358,883)         (546,694)        (170,791)       (291,100)
   From accumulated net realized gains from investments                       --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                      10,426,397         5,732,702        5,406,699       3,053,890
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (4,646,089)       (4,403,107)      (2,140,226)     (2,135,321)
From accumulated net realized gains from investments                          --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                               (4,646,089)       (4,403,107)      (2,140,226)     (2,135,321)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       384,893           355,425          100,877          60,234
Preferred shares offering costs                                               --                --           23,986              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                                    384,893           355,425          124,863          60,234
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                                         6,165,201         1,685,020        3,391,336         978,803
Net assets applicable to Common
   shares at the beginning of period                                  76,326,853        74,641,833       36,233,306      35,254,503
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                       $82,492,054       $76,326,853      $39,624,642     $36,233,306
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                              $   796,522       $   645,815      $   245,776     $     6,243
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       44

                                                                                     CONNECTICUT
                                                              CONNECTICUT              DIVIDEND              MASSACHUSETTS PREMIUM
                                                      DIVIDEND ADVANTAGE 2 (NGK)   ADVANTAGE 3 (NGO)             INCOME (NMT)
                                                    -----------------------------  -----------------     ---------------------------
                                                                          FOR THE           FOR THE
                                                                   PERIOD 3/26/02    PERIOD 9/26/02
                                                                    (COMMENCEMENT     (COMMENCEMENT
                                                     YEAR ENDED    OF OPERATIONS)    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                        5/31/03   THROUGH 5/31/02   THROUGH 5/31/03          5/31/03         5/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 2,263,151        $  188,643       $ 2,173,106      $ 4,619,396    $ 4,829,981
Net realized gain (loss) from investments               325,473                --          (265,032)         (16,814)       511,753
Change in net unrealized appreciation
   (depreciation) of investments                      3,671,087           689,408         4,293,882        3,635,536         56,519
Distributions to Preferred Shareholders:
   From net investment income                          (169,519)           (9,064)         (163,989)        (315,608)      (513,588)
   From accumulated net realized gains
      from investments                                  (11,970)               --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                      6,078,222           868,987         6,037,967        7,922,510      4,884,665
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                           (1,910,300)         (159,183)       (1,969,268)      (4,094,191)    (3,887,315)
From accumulated net realized gains from investments   (143,733)               --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                            (2,054,033)         (159,183)       (1,969,268)      (4,094,191)    (3,887,315)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --        32,878,500        61,625,745               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                        4,040                --           290,710          317,813        280,344
Preferred shares offering costs                           5,020          (280,610)         (761,500)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                     9,060        32,597,890        61,154,955          317,813        280,344
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                        4,033,249        33,307,694        65,223,654        4,146,132      1,277,694
Net assets applicable to Common
   shares at the beginning of period                 33,407,969           100,275           100,275       67,856,459     66,578,765
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                      $37,441,218       $33,407,969       $65,323,929      $72,002,591    $67,856,459
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                             $   203,941       $    20,396       $    39,849      $   813,281    $   659,569
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       45


                            Statement of
                                CHANGES IN NET ASSETS  (continued)

                                                                                       INSURED
                                                                                    MASSACHUSETTS
                                                             MASSACHUSETTS             TAX-FREE               MISSOURI PREMIUM
                                                        DIVIDEND ADVANTAGE (NMB)    ADVANTAGE (NGX)             INCOME (NOM)
                                                    -----------------------------  ----------------      ---------------------------
                                                                                            FOR THE
                                                                                    PERIOD 11/22/02
                                                                                      (COMMENCEMENT
                                                     YEAR ENDED        YEAR ENDED    OF OPERATIONS)       YEAR ENDED      YEAR ENDED
                                                        5/31/03           5/31/02   THROUGH 5/31/03          5/31/03         5/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                               $ 2,027,149       $ 2,001,715        $  931,105      $ 2,153,739    $ 2,228,230
Net realized gain (loss) from investments               133,861           (68,781)           44,352          (15,252)       (29,238)
Change in net unrealized appreciation
   (depreciation) of investments                      3,241,102           555,011         3,220,244        2,231,265        669,418
Distributions to Preferred Shareholders:
   From net investment income                          (139,815)         (238,070)          (81,083)        (161,228)      (283,065)
   From accumulated net realized gains from investments      --                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                      5,262,297         2,249,875         4,114,618        4,208,524      2,585,345
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                           (1,703,320)       (1,701,593)         (974,628)      (1,919,228)    (1,770,473)
From accumulated net realized gains from investments         --                --                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common shareholders              (1,703,320)       (1,701,593)         (974,628)      (1,919,228)    (1,770,473)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --                --        38,596,500               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                       31,840            19,714            14,987          318,941        296,123
Preferred shares offering costs                          24,400                --          (555,200)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                    56,240            19,714        38,056,287          318,941        296,123
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares                        3,615,217           567,996        41,196,277        2,608,237      1,110,995
Net assets applicable to Common
   shares at the beginning of period                 27,519,175        26,951,179           100,275       31,619,325     30,508,330
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                      $31,134,392       $27,519,175       $41,296,552      $34,227,562    $31,619,325
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                             $   190,315       $     9,113       $  (124,606)     $   344,130    $   286,262
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       46


                            Notes to
                                   FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund
(NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM). Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage
(NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Connecticut Dividend Advantage 2
(NGK), Connecticut Dividend Advantage 3 (NGO) and Insured Massachusetts Tax-Free Advantage (NGX), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC (formerly, Nuveen Investments), also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2003, Insured Massachusetts Tax-Free Advantage (NGX) had an outstanding delayed delivery purchase commitment of $3,153,890. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

                            Notes to
                                FINANCIAL STATEMENTS (continued)



Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2003, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                       CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                           PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                            INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                             (NTC)        (NFC)        (NGK)        (NGO)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                     --          780           --           --
   Series W                                                     --           --          700           --
   Series TH                                                 1,532           --           --           --
   Series F                                                     --           --           --        1,280
=========================================================================================================
                                                                                        INSURED
                                                    MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS  MISSOURI
                                                          PREMIUM       DIVIDEND       TAX-FREE   PREMIUM
                                                           INCOME      ADVANTAGE      ADVANTAGE    INCOME
                                                            (NMT)          (NMB)          (NGX)     (NOM)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series T                                                    --            600            --         --
   Series W                                                    --             --           820         --
   Series TH                                                1,360             --            --        640
   Series F                                                    --             --            --         --
=========================================================================================================

Effective November 15, 2002, Connecticut Dividend Advantage 3 (NGO) issued 1,280 Series F, $25,000 stated value Preferred shares.

Effective January 17, 2003, Insured Massachusetts Tax-Free Advantage (NGX) issued 820 Series W, $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended May 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO) and Insured Massachusetts Tax-Free Advantage (NGX). Connecticut Dividend Advantage 2's
(NGK), Connecticut Dividend Advantage 3's (NGO) and Insured Massachusetts Tax-Free Advantage's (NGX) share of Common share offering costs ($69,000, $129,330 and $81,000, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO) and Insured Massachusetts Tax-Free Advantage (NGX) in connection with their offering of Preferred shares ($275,590, $761,500 and $555,200, respectively) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                                                                                      CONNECTICUT
                                                                                                       DIVIDEND
                        CONNECTICUT           CONNECTICUT DIVIDEND        CONNECTICUT DIVIDEND        ADVANTAGE 3
                    PREMIUM INCOME (NTC)         ADVANTAGE (NFC)            ADVANTAGE 2 (NGK)            (NGO)
                   ----------------------   -----------------------  ----------------------------   ---------------
                                                                                                            FOR THE
                                                                                          FOR THE    PERIOD 9/26/02
                                                                                   PERIOD 3/26/02        (COMMENCE-
                                                                                    (COMMENCEMENT           MENT OF
                   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED    OF OPERATIONS)       OPERATIONS)
                      5/31/03     5/31/02      5/31/03      5/31/02     5/31/03   THROUGH 5/31/02   THROUGH 5/31/03
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold             --          --           --           --          --        2,300,000          4,311,000
   Shares issued to
     shareholders
     due to
     reinvestment of
     distributions     23,492      22,147        6,514        3,869         260               --             19,555
-------------------------------------------------------------------------------------------------------------------
                       23,492      22,147        6,514        3,869         260        2,300,000          4,330,555
===================================================================================================================
Preferred shares sold      --          --           --           --          --              700              1,280
===================================================================================================================
                                                                         INSURED
                                                                      MASSACHUSETTS
                                                                         TAX-FREE
                        MASSACHUSETTS        MASSACHUSETTS DIVIDEND      ADVANTAGE            MISSOURI
                    PREMIUM INCOME (NMT)         ADVANTAGE (NMB)           (NGX)        PREMIUM INCOME (NOM)
                  -----------------------  ------------------------  ---------------  ------------------------
                                                                             FOR THE
                                                                     PERIOD 11/22/02
                                                                       (COMMENCEMENT
                   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   OF OPERATIONS)   YEAR ENDED   YEAR ENDED
                      5/31/03     5/31/02      5/31/03      5/31/02  THROUGH 5/31/03      5/31/03      5/31/02
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold             --          --           --           --        2,700,000           --           --
   Shares issued to
     shareholders
     due to
     reinvestment of
     distributions     19,972      18,094        2,042        1,301              975       19,544       19,877
--------------------------------------------------------------------------------------------------------------
                       19,972      18,094        2,042        1,301        2,700,975       19,544       19,877
==============================================================================================================
Preferred shares sold      --          --           --           --              820           --           --
==============================================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (continued)



3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended May 31, 2003, were as follows:

                                                        CONNECTICUT CONNECTICUT  CONNECTICUT   CONNECTICUT
                                                            PREMIUM    DIVIDEND     DIVIDEND      DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3
                                                              (NTC)       (NFC)        (NGK)        (NGO)*
----------------------------------------------------------------------------------------------------------
Purchases                                               $27,649,904  $3,810,498   $7,041,642  $104,047,723
Sales and maturities                                     26,796,567   5,803,571    8,198,031    14,009,849
==========================================================================================================

* For the period September 26, 2002 (commencement of operations) through May 31, 2003.

                                                                                       INSURED
                                                   MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS    MISSOURI
                                                         PREMIUM       DIVIDEND       TAX-FREE     PREMIUM
                                                          INCOME      ADVANTAGE      ADVANTAGE      INCOME
                                                           (NMT)          (NMB)          (NGX)**     (NOM)
----------------------------------------------------------------------------------------------------------
Purchases                                            $19,184,845     $3,665,109    $69,537,855  $7,094,129
Sales and maturities                                  17,961,280      3,927,053      8,470,430   7,179,314
==========================================================================================================

** For the period November 22, 2002 (commencement of operations) through May 31, 2003.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2003, the cost of investments were as follows:

                                                        CONNECTICUT   CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM      DIVIDEND     DIVIDEND     DIVIDEND
                                                              INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                               (NTC)        (NFC)        (NGK)        (NGO)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                     $109,697,221  $52,251,804  $49,874,661  $89,649,335
===========================================================================================================
                                                                                       INSURED
                                                   MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                         PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                          INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                                           (NMT)          (NMB)          (NGX)        (NOM)
-----------------------------------------------------------------------------------------------------------
Cost of investments                                  $96,698,292    $41,604,468    $61,067,622  $43,939,133
===========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation on investments at May 31, 2003, were as follows:

                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $9,108,257   $3,852,790   $4,446,598   $4,562,713
   Depreciation                                            (223,699)    (242,343)     (80,250)    (263,545)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments               $8,884,558   $3,610,447   $4,366,348   $4,299,168
==========================================================================================================

                                                                                       INSURED
                                                    MASSACHUSETTS  MASSACHUSETTS MASSACHUSETTS    MISSOURI
                                                          PREMIUM       DIVIDEND      TAX-FREE     PREMIUM
                                                           INCOME      ADVANTAGE     ADVANTAGE      INCOME
                                                            (NMT)          (NMB)         (NGX)       (NOM)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $8,362,309     $3,375,815    $3,220,244  $4,909,722
   Depreciation                                          (154,973)            --            --     (54,652)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments             $8,207,336     $3,375,815    $3,220,244  $4,855,070
==========================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2003, were as follows:

                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $1,180,598     $411,892     $358,341     $321,326
Undistributed net ordinary income *                              --           --       83,197           --
Undistributed net long-term capital gains                        --           --       86,574           --
==========================================================================================================

                                                                                       INSURED
                                                    MASSACHUSETTS  MASSACHUSETTS MASSACHUSETTS    MISSOURI
                                                          PREMIUM       DIVIDEND      TAX-FREE     PREMIUM
                                                           INCOME      ADVANTAGE     ADVANTAGE      INCOME
                                                            (NMT)          (NMB)         (NGX)       (NOM)
----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $944,663       $318,206       $72,254    $489,254
Undistributed net ordinary income *                         5,707             --        44,352         261
Undistributed net long-term capital gains                      --         39,612            --          --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2003 and May 31, 2002, was designated for purposes of the dividends paid deduction as follows:

                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2003                                                          (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,914,860   $2,309,669   $2,079,493   $1,846,495
Distributions from net ordinary income *                     74,506           --      124,592           --
Distributions from net long-term
   capital gains                                                 --           --       31,111           --
==========================================================================================================
                                                                                       INSURED
                                                    MASSACHUSETTS  MASSACHUSETTS MASSACHUSETTS    MISSOURI
                                                          PREMIUM       DIVIDEND      TAX-FREE     PREMIUM
                                                           INCOME      ADVANTAGE     ADVANTAGE      INCOME
2003                                                        (NMT)          (NMB)         (NGX)       (NOM)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $4,392,112     $1,843,169      $858,850  $2,071,810
Distributions from net ordinary income *                       --             --            --          --
Distributions from net long-term
   capital gains                                               --             --            --          --
==========================================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (continued)


                              CONNECTICUT   CONNECTICUT  CONNECTICUT  MASSACHUSETTS  MASSACHUSETTS    MISSOURI
                                  PREMIUM      DIVIDEND     DIVIDEND        PREMIUM       DIVIDEND     PREMIUM
                                   INCOME     ADVANTAGE  ADVANTAGE 2         INCOME      ADVANTAGE      INCOME
2002                                (NTC)         (NFC)        (NGK)          (NMT)          (NMB)       (NOM)
--------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income           $4,936,883    $2,427,472         $--      $4,408,553     $1,940,760  $2,047,062
Distributions from net
   ordinary income *               12,951            --          --              --             --          --
Distributions from net long-term
   capital gains                       --            --          --              --             --          --
==============================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2003, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            CONNECTICUT  CONNECTICUT  CONNECTICUT  MASSACHUSETTS     MISSOURI
                                                PREMIUM     DIVIDEND     DIVIDEND        PREMIUM      PREMIUM
                                                 INCOME    ADVANTAGE  ADVANTAGE 3         INCOME       INCOME
                                                  (NTC)        (NFC)        (NGO)          (NMT)        (NOM)
-------------------------------------------------------------------------------------------------------------
Expiration year:
   2004                                        $     --     $    --      $     --     $  828,906     $708,417
   2005                                         593,568          --            --        195,761           --
   2006                                              --          --            --             --           --
   2007                                              --          --            --             --           --
   2008                                           7,281          --            --        210,989       57,432
   2009                                         168,464      30,535            --        718,509           --
   2010                                              --      42,027            --             --        6,599
   2011                                              --          --       172,070             --           --
-------------------------------------------------------------------------------------------------------------
Total                                          $769,313     $72,562      $172,070     $1,954,165     $772,448
=============================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through May 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                                       CONNECTICUT  CONNECTICUT  MASSACHUSETTS    MISSOURI
                                                          DIVIDEND     DIVIDEND        PREMIUM     PREMIUM
                                                         ADVANTAGE  ADVANTAGE 3         INCOME      INCOME
                                                             (NFC)        (NGO)          (NMT)       (NOM)
----------------------------------------------------------------------------------------------------------
                                                          $308,371      $92,962       $171,171     $70,055
==========================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Connecticut Premium Income's (NTC), Massachusetts Premium Income's (NMT) and Missouri Premium Income's (NOM) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Connecticut Dividend Advantage's (NFC), Connecticut Dividend Advantage 2's
(NGK), Connecticut Dividend Advantage 3's (NGO), Massachusetts Dividend Advantage's (NMB) and Insured Massachusetts Tax-Free Advantage's (NGX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
===============================================================================

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
JANUARY 31,                                JANUARY 31,
--------------------------------------------------------------------------------
2001*                       .30%                 2007                       .25%
2002                        .30                  2008                       .20
2003                        .30                  2009                       .15
2004                        .30                  2010                       .10
2005                        .30                  2011                       .05
2006                        .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
MARCH 31,                                  MARCH 31,
--------------------------------------------------------------------------------
2002*                       .30%                 2008                       .25%
2003                        .30                  2009                       .20
2004                        .30                  2010                       .15
2005                        .30                  2011                       .10
2006                        .30                  2012                       .05
2007                        .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

                            Notes to
                                FINANCIAL STATEMENTS (continued)


For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
SEPTEMBER 30,                              SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                       .32%                   2007                     .32%
2003                        .32                    2008                     .24
2004                        .32                    2009                     .16
2005                        .32                    2010                     .08
2006                        .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                YEAR ENDING
NOVEMBER 30,                               NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                       .32%                2007                        .32%
2003                        .32                 2008                        .24
2004                        .32                 2009                        .16
2005                        .32                 2010                        .08
2006                        .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2003, to shareholders of record on June 15, 2003, as follows:

                                                        CONNECTICUT CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM    DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME   ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                              (NTC)       (NFC)        (NGK)        (NGO)
---------------------------------------------------------------------------------------------------------
Dividend per share                                           $.0735     $.0715        $.0705       $.0650
=========================================================================================================

                                                                                        INSURED
                                                    MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS  MISSOURI
                                                          PREMIUM       DIVIDEND       TAX-FREE   PREMIUM
                                                           INCOME      ADVANTAGE      ADVANTAGE    INCOME
                                                            (NMT)          (NMB)          (NGX)     (NOM)
---------------------------------------------------------------------------------------------------------
Dividend per share                                         $.0735         $.0745         $.0720    $.0725
=========================================================================================================

                            Financial
                                   HIGHLIGHTS


                            Financial
                                   HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                             Less Distributions
                                  ------------------------------------------------------------------ ------------------------------

                                                             Distributions    Distributions
                                                                  from Net             from            From Net
                       Beginning                       Net      Investment          Capital          Investment      Capital
                          Common                 Realized/       Income to         Gains to           Income to     Gains to
                           Share         Net    Unrealized       Preferred        Preferred              Common       Common
                       Net Asset  Investment    Investment          Share-           Share-              Share-       Share-
                           Value      Income   Gain (Loss)         holders+         holders+   Total    holders      holders  Total
====================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                      $14.46       $ .98        $ 1.07           $(.07)             $--    $1.98      $(.88)         $--  $(.88)
2002                       14.20        1.00           .20            (.10)              --     1.10       (.84)          --   (.84)
2001                       12.92        1.02          1.32            (.24)              --     2.10       (.82)          --   (.82)
2000                       14.44        1.06         (1.54)           (.22)              --     (.70)      (.82)          --   (.82)
1999                       14.49        1.00          (.05)           (.20)              --      .75       (.80)          --   (.80)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                       14.24        1.00          1.19            (.07)              --     2.12       (.84)          --   (.84)
2002                       13.88        1.00           .31            (.11)              --     1.20       (.84)          --   (.84)
2001(a)                    14.33         .21          (.23)           (.05)              --     (.07)      (.21)          --   (.21)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                       14.48         .98          1.74            (.07)            (.01)    2.64       (.83)        (.06)  (.89)
2002(b)                    14.33         .08           .30              --               --      .38       (.07)          --   (.07)

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                    14.33         .51           .93            (.04)              --     1.40       (.46)          --   (.46)
====================================================================================================================================
                                                              Total Returns
                                                           ------------------
                                                                        Based
                           Offering                                        on
                          Costs and      Ending                        Common
                          Preferred      Common              Based      Share
                              Share       Share    Ending       on        Net
                       Underwriting   Net Asset    Market   Market      Asset
                          Discounts       Value     Value    Value**    Value**
===============================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
-------------------------------------------------------------------------------
Year Ended 5/31:
2003                            $--      $15.56  $17.1400    12.63%     14.08%
2002                             --       14.46   16.0500     5.01       7.87
2001                             --       14.20   16.1000    25.91      16.57
2000                             --       12.92   13.5000   (14.85)     (4.87)
1999                             --       14.44   16.7500    13.50       5.22

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
-------------------------------------------------------------------------------
Year Ended 5/31:
2003                            .01       15.53   16.3500     9.19      15.38
2002                             --       14.24   15.7900     8.61       8.81
2001(a)                        (.17)      13.88   15.3400     3.71      (1.67)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------
Year Ended 5/31:
2003                             --       16.23   15.8000    11.16      18.77
2002(b)                        (.16)      14.48   15.0500      .79       1.53

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                        (.21)      15.06   15.0900     3.71       8.46
===============================================================================
                                                        Ratios/Supplemental Data
                       -------------------------------------------------------------------------------------------
                                       Before Credit/Reimbursement     After Credit/Reimbursement***
                                       ---------------------------     -----------------------------
                                                      Ratio of Net                    Ratio of Net
                                         Ratio of       Investment        Ratio of      Investment
                             Ending      Expenses        Income to        Expenses       Income to
                                Net    to Average          Average      to Average         Average
                             Assets    Net Assets       Net Assets      Net Assets      Net Assets
                         Applicable    Applicable       Applicable      Applicable      Applicable      Portfolio
                          to Common     to Common        to Common       to Common       to Common       Turnover
                       Shares (000)        Shares++         Shares++        Shares++        Shares++         Rate
==================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                        $82,492          1.27%            6.57%           1.26%           6.58%            23%
2002                         76,327          1.34             6.90            1.34            6.91             12
2001                         74,642          1.33             7.36            1.31            7.39              8
2000                         67,579          1.36             7.87            1.32            7.91             19
1999                         75,165          1.32             6.83            1.30            6.84              7

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                         39,625          1.27             6.29             .81            6.76              7
2002                         36,233          1.38             6.56             .88            7.06             20
2001(a)                      35,255          1.22*            4.10*            .80*           4.52*            29

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                         37,441          1.31             5.94             .82            6.43             13
2002(b)                      33,408          1.06*            2.90*            .73*           3.23*            --

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(c)                      65,324          1.19*            4.72*            .71*           5.20*            18
==================================================================================================================

                        Preferred Shares at End of Period
                      --------------------------------------
                        Aggregate   Liquidation
                           Amount    and Market        Asset
                      Outstanding         Value     Coverage
                            (000)     Per Share    Per Share
============================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------
Year Ended 5/31:
2003                      $38,300       $25,000      $78,846
2002                       38,300        25,000       74,822
2001                       38,300        25,000       73,722
2000                       38,300        25,000       69,112
1999                       38,300        25,000       74,063

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------
Year Ended 5/31:
2003                       19,500        25,000       75,801
2002                       19,500        25,000       71,453
2001(a)                    19,500        25,000       70,198

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------
Year Ended 5/31:
2003                       17,500        25,000       78,487
2002(b)                    17,500        25,000       72,726

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------
Year Ended 5/31:
2003(c)                    32,000        25,000       76,034
============================================================

*    Annualized.
**   Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares.
(a)  For the period January 26, 2001 (commencement of operations) through May
     31, 2001.
(b)  For the period March 26, 2002 (commencement of operations) through May 31,
     2002.
(c)  For the period September 26, 2002 (commencement of operations) through May
     31, 2003.

                                 See accompanying notes to financial statements.


                                  56-57 spread


                                Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                        Investment Operations                              Less Distributions
                                  ------------------------------------------------------------------ ------------------------------
                                                             Distributions    Distributions
                                                                  from Net             from            From Net
                       Beginning                       Net      Investment          Capital          Investment      Capital
                          Common                 Realized/       Income to         Gains to           Income to     Gains to
                           Share         Net    Unrealized       Preferred        Preferred              Common       Common
                       Net Asset  Investment    Investment          Share-           Share-              Share-       Share-
                           Value      Income   Gain (Loss)         holders+         holders+   Total    holders      holders  Total
====================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                      $14.48       $ .98        $  .78           $(.07)             $--    $1.69      $(.87)         $--  $(.87)
2002                       14.26        1.03           .13            (.11)              --     1.05       (.83)          --   (.83)
2001                       13.17        1.05          1.10            (.24)              --     1.91       (.82)          --   (.82)
2000                       14.72        1.05         (1.54)           (.21)              --     (.70)      (.85)          --   (.85)
1999                       14.91        1.02          (.16)           (.20)              --      .66       (.85)          --   (.85)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                       14.16        1.04          1.74            (.07)              --     2.71       (.88)          --   (.88)
2002                       13.88        1.03           .25            (.12)              --     1.16       (.88)          --   (.88)
2001(a)                    14.33         .24          (.24)           (.05)              --     (.05)      (.22)          --   (.22)

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(b)                    14.33         .35          1.21            (.03)              --     1.53       (.37)          --   (.37)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                       14.35         .97          1.02            (.07)              --     1.92       (.87)          --   (.87)
2002                       13.97        1.01           .31            (.13)              --     1.19       (.81)          --   (.81)
2001                       12.77        1.02          1.18            (.26)              --     1.94       (.74)          --   (.74)
2000                       14.20         .99         (1.39)           (.26)              --     (.66)      (.77)          --   (.77)
1999                       14.44         .97          (.22)           (.22)              --      .53       (.77)          --   (.77)
====================================================================================================================================
                                                               Total Returns
                                                            ------------------
                                                                         Based
                            Offering                                        on
                           Costs and      Ending                        Common
                           Preferred      Common              Based      Share
                               Share       Share    Ending       on        Net
                        Underwriting   Net Asset    Market   Market      Asset
                           Discounts       Value     Value    Value**    Value**
================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
--------------------------------------------------------------------------------
Year Ended 5/31:
2003                             $--      $15.30  $16.8000    12.98%     12.02%
2002                              --       14.48   15.7000     8.04       7.51
2001                              --       14.26   15.3300    15.71      14.72
2000                              --       13.17   14.0000    (7.66)     (4.79)
1999                              --       14.72   16.0625     2.48       4.47

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2003                             .01       16.00   16.4500     8.76      19.74
2002                              --       14.16   15.9500    14.15       8.46
2001(a)                         (.18)      13.88   14.8000      .13      (1.61)

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2003(b)                         (.24)      15.25   15.7800     7.69       9.07

MISSOURI PREMIUM
INCOME (NOM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2003                              --       15.40   16.8700    15.39      13.75
2002                              --       14.35   15.4100    14.11       8.65
2001                              --       13.97   14.2500    17.41      15.48
2000                              --       12.77   12.8125    (4.35)     (4.63)
1999                              --       14.20   14.1875     5.24       3.64
================================================================================

                                                           Ratios/Supplemental Data
                        -------------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement     After Credit/Reimbursement***
                                        ---------------------------     -----------------------------
                                                       Ratio of Net                    Ratio of Net
                                          Ratio of       Investment        Ratio of      Investment
                              Ending      Expenses        Income to        Expenses       Income to
                                 Net    to Average          Average      to Average         Average
                              Assets    Net Assets       Net Assets      Net Assets      Net Assets
                          Applicable    Applicable       Applicable      Applicable      Applicable      Portfolio
                           to Common     to Common        to Common       to Common       to Common       Turnover
                        Shares (000)        Shares++         Shares++        Shares++        Shares++         Rate
===================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                         $72,003          1.28%            6.61%           1.27%           6.63%            18%
2002                          67,856          1.31             7.11            1.30            7.12             13
2001                          66,579          1.37             7.46            1.35            7.48             14
2000                          61,323          1.32             7.71            1.31            7.73             11
1999                          68,288          1.30             6.87            1.30            6.88             11

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                          31,134          1.29             6.49             .83            6.95              8
2002                          27,519          1.47             6.70             .94            7.24              9
2001(a)                       26,951          1.28*            4.84*            .84*           5.28*            18

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003(b)                       41,297          1.14*            4.17*            .68*           4.64*            19

MISSOURI PREMIUM
INCOME (NOM)
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2003                          34,228          1.34             6.56            1.32            6.58             15
2002                          31,619          1.38             7.08            1.36            7.10              8
2001                          30,508          1.39             7.48            1.38            7.50             31
2000                          27,701          1.48             7.49            1.47            7.51             23
1999                          30,603          1.44             6.72            1.43            6.72             10
===================================================================================================================
                          Preferred Shares at End of Period
                        --------------------------------------
                          Aggregate   Liquidation
                             Amount    and Market        Asset
                        Outstanding         Value     Coverage
                              (000)     Per Share    Per Share
==============================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
--------------------------------------------------------------
Year Ended 5/31:
2003                        $34,000       $25,000      $77,943
2002                         34,000        25,000       74,894
2001                         34,000        25,000       73,955
2000                         34,000        25,000       70,091
1999                         34,000        25,000       75,212

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
--------------------------------------------------------------
Year Ended 5/31:
2003                         15,000        25,000       76,891
2002                         15,000        25,000       70,865
2001(a)                      15,000        25,000       69,919

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------
Year Ended 5/31:
2003(b)                      20,500        25,000       75,362

MISSOURI PREMIUM
INCOME (NOM)
--------------------------------------------------------------
Year Ended 5/31:
2003                         16,000        25,000       78,481
2002                         16,000        25,000       74,405
2001                         16,000        25,000       72,669
2000                         16,000        25,000       68,282
1999                         16,000        25,000       72,817
==============================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a)  For the period January 31, 2001 (commencement of operations) through May
     31, 2001.

(b)  For the period November 22, 2002 (commencement of operations) through May
     31, 2003.

                                 See accompanying notes to financial statements.

                                  58-59 spread


                                Trustees
                                       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                          IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                 COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                           OVERSEEN
AND ADDRESS                  WITH THE FUND         APPOINTED(2)   DURING PAST 5 YEARS                                     BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)  Chairman of the       1994           Chairman and Director (since 1996) of Nuveen            140
3/28/49                      Board and                            Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive          Trustee                              Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director (since 1997)
                                                                  of Nuveen Asset Management, Inc.; Director (since 1996)
                                                                  of Institutional Capital Corporation; Chairman and
                                                                  Director (since 1999) of Rittenhouse Asset Management,
                                                                  Inc.; Chairman of Nuveen Investments Advisers Inc.
                                                                  (since 2002).

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Trustee               1997           Private Investor and Management Consultant.             122
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Trustee               1993           Retired (since 1989) as Senior Vice President of The    122
7/29/34                                                           Northern Trust Company; Director of the United Way of
333 W. Wacker Drive                                               Highland Park-Highwood (since 2002).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri         Trustee               1994           Retired, formerly, Executive Director (since 1998) of   122
1/26/33                                                           Manitoga/The Russel Wright Design Center; prior
333 W. Wacker Drive                                               thereto, President and Chief Executive Officer of
Chicago, IL 60606                                                 Blanton-Peale Institute (since 1990); prior thereto,
                                                                  Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Trustee               1991           Adjunct Professor of Business and Economics,            122
4/3/33                                                            University of Dubuque, Iowa; formerly (1991-2000)
333 W. Wacker Drive                                               Adjunct Professor, Lake Forest Graduate School of
Forest, Illinois;                                                 Management, Lake prior thereto, Executive Director,
Chicago, IL 60606                                                 Towers Perrin Australia, a management consulting firm;
                                                                  Chartered Financial Analyst; Certified Management
                                                                  Consultant; Director, Executive Service Corps of
                                                                  Chicago, a not-for-profit organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Trustee               1997           Senior Partner and Chief Operating Officer,             122
9/24/44                                                           Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                               Miller-Valentine Realty, a development
Chicago, IL 60606                                                 and contract company; Chair, MiamiValley Hospital;
                                                                  Chair, Miami Valley Economic Development Coalition;
                                                                  formerly, Member, Community Advisory Board, National
                                                                  City Bank, Dayton, Ohio and Business Advisory Council,
                                                                  Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Trustee               1997           Executive Director, Gaylord and Dorothy Donnelley       122
12/29/47                                                          Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                               Director, Great Lakes Protection Fund (from 1990
Chicago, IL 60606                                                 to 1994).


                                       60

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                          IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                 COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                           OVERSEEN
AND ADDRESS                  WITH THE FUND         APPOINTED(3)   DURING PAST 5 YEARS                                     BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief                 1988           Managing Director (since 2002), Assistant Secretary     140
9/9/56                       Administrative                       and Associate General Counsel, formerly, Vice President
333 W. Wacker Drive          Officer                              and Assistant General Counsel of Nuveen Investments,
Chicago, IL 60606                                                 LLC; Managing Director (since 2002), General Counsel and
                                                                  Assistant Secretary, formerly, Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                                  Managing Director (since 2002), Assistant Secretary and
                                                                  Associate General Counsel, formerly, Vice President (since
                                                                  2000), of Nuveen Asset Management, Inc.; Assistant
                                                                  Secretary of Nuveen Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002); Vice President and
                                                                  Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                  (since 2002); Managing Director, Associate General
                                                                  Counsel and Assistant Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May 2003); Chartered
                                                                  Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President        2000           Vice President (since 2002), formerly, Assistant        140
2/3/66                       and Assistant                        Vice President (since 2000), previously, Associate of
333 W. Wacker Drive          Secretary                            Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan              Vice President        1999           Vice President (since 2002), formerly, Assistant        134
11/10/66                                                          Vice President (since 1997), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager of Flagship Financial
Chicago, IL 60606                                                 Inc.; Chartered Financial Analyst and Certified
                                                                  Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President        1999           Vice President of Nuveen Investments, LLC (since 1999), 140
11/28/67                     and Treasurer                        prior thereto, Assistant Vice President (since 1997);
333 W. Wacker Drive                                               Vice President and Treasurer of Nuveen Investments,
Chicago, IL 60606                                                 Inc. (since 1999); Vice President and Treasurer of
                                                                  Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp. (since 1999); Vice President and
                                                                  Treasurer of Nuveen Asset Management, Inc. (since
                                                                  2002) and of Nuveen Investments Advisers Inc.
                                                                  (since 2002); Assistant Treasurer of NWQ Investment
                                                                  Management Company, LLC (since 2002); Chartered
                                                                  Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice President        2001           Vice President of Nuveen Advisory Corp. (since 2001);   140
9/8/54                                                            previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                               Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 2002); prior thereto,
                                                                  Assistant Vice President of Van Kampen Investment
                                                                  Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President        2000           Vice President (since 2002) and Assistant General       140
9/24/64                      and Secretary                        Counsel (since 1998); formerly, Assistant Vice President
333 W. Wacker Drive                                               (since 1998) of Nuveen Investments, LLC; Vice President
Chicago, IL 60606                                                 (since 2002) and Assistant Secretary (since 1998),
                                                                  formerly Assistant Vice President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional Advisory Corp.


                                       61


                             Trustees
                                    AND OFFICERS (CONTINUED)
                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                          IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                 COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                           OVERSEEN
AND ADDRESS                  WITH THE FUND         APPOINTED(3)   DURING PAST 5 YEARS                                     BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President        1998           Vice President of Nuveen Investments, LLC; Vice         140
10/24/45                                                          President (since 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                               Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President        1995           Managing Director (since 2002) of Nuveen Investments,   140
3/2/64                                                            LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                               President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 1995); Managing
                                                                  Director of Nuveen Asset Management, Inc. (since 2001);
                                                                  Vice President of Nuveen Investment Advisers Inc.
                                                                  (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President        1998           Vice President (since 1993) and Funds Controller        140
5/31/54                      and Controller                       (since 1998) of Nuveen Investments, LLC and Vice
333 W. Wacker Drive                                               President and Funds Controller (since 1998) of Nuveen
Chicago, IL 60606                                                 Investments, Inc.; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell            Vice President        1988           Vice President of Nuveen Advisory Corp.;                134
7/5/55                                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             Vice President        1997           Vice President of Nuveen Institutional Advisory Corp.   134
3/26/63                                                           (since 1998) and Nuveen Advisory Corp. (since 1997);
333 W. Wacker Drive                                               prior thereto, Vice President and Portfolio Manager of
Chicago, IL 60606                                                 Flagship Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa              Vice President        1990           Vice President of Nuveen Advisory Corp.                 134
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President        2000           Vice President (since 2000) of Nuveen Investments, LLC, 140
3/22/63                                                           previously Assistant Vice President (since 1999); prior
333 W. Wacker Drive                                               thereto, Associate of Nuveen Investments, LLC; Certified
Chicago, IL 60606                                                 Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President        2002           Vice President (since 1999), previously, Assistant Vice 140
8/27/61                                                           President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President        1998           Vice President, Assistant Secretary and Assistant       140
7/27/51                      and Assistant                        General Counsel of Nuveen Investments, LLC; Vice
333 W. Wacker Drive          Secretary                            President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                                 Corp. and Nuveen Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen Investments, Inc. and
                                                                  (since 1997) Nuveen Asset Management, Inc.; Vice
                                                                  President (since 2000), Assistant Secretary and Assistant
                                                                  General Counsel (since 1998) of Rittenhouse Asset
                                                                  Management, Inc.; Vice President and Assistant Secretary
                                                                  of Nuveen Investments Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002).

                                       62

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                          IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                 COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                           OVERSEEN
AND ADDRESS                  WITH THE FUND         APPOINTED(3)   DURING PAST 5 YEARS                                     BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV          Vice President        1996           Managing Director (since 2002) of Nuveen Investments,   140
7/7/65                                                            LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                               President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                                 Nuveen Institutional Advisory Corp.; Managing Director
                                                                  of Nuveen Asset Management, Inc. (since 1999).
                                                                  Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy      Vice President        1999           Vice President (since 2002), formerly, Assistant        134
9/4/60                                                            Vice President (since 1998), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding           Vice President        1982           Vice President of Nuveen Advisory Corp. and Nuveen      134
7/31/51                                                           Institutional Advisory Corp.; Chartered Financial
333 W. Wacker Drive                                               Analyst.
Chicago, IL 60606


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Advisory Corp.

(2) Trustees serve a one-year term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve a one-year term through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                             Build Your Wealth
                                     AUTOMATICALLY

SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended May 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by

NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


EAN-B-0503D


ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on our evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Ex-99.CERT Attached hereto.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date August 1, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date August 1, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date August 1, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.